UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022—September 30, 2023

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2023
Vanguard Strategic Equity Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Strategic Equity Fund returned 16.99%. It outperformed its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned 11.71%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	Driving the fund’s relative outperformance was selection in health care, industrials, communication services, and information technology. Consumer discretionary, consumer staples, and real estate were the only sectors that held back relative performance.
•	For the 10 years ended September 30, 2023, the fund posted an average annual return of 9.56%. The result surpassed that of its benchmark index, which returned 8.91%.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard Strategic Equity Fund returned 16.99%. It outperformed its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned 11.71%.
Investment environment
Inflation began to ease early in the period amid aggressive Federal Reserve interest rate hikes. The labor market and consumer spending remained resilient, but the prospect of higher rates for longer weighed on market sentiment as the period ended.
The Russell 3000 Index, a benchmark for the entire U.S. stock market, returned 20.46% for the period. Large-capitalization stocks outperformed mid- and small-caps. Growth stocks outpaced value stocks, as measured by the Russell 3000 Growth and the Russell 3000 Value Indexes. Stocks outside the United States returned 20.67%, as measured by the FTSE All-World ex US Index.
Overall, yields of U.S. bonds finished higher and their prices lower. The yield for the bellwether 10-year U.S. Treasury, for example, climbed from 3.83% to 4.57%. The broad U.S. investment-grade bond market returned 0.78%, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index.
Investment objective and strategy
Although it’s important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We compare mid- and small-cap U.S. stocks within the same industry group to identify those with characteristics that we believe will outperform over time.
To do this, we use a strict quantitative approach to evaluate a stock’s attractiveness based on several characteristics, consisting of high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; reasonable valuation—we strive to avoid overpriced stocks; and defensive characteristics—we evaluate heavily shorted stocks, which can signal concerns about future company prospects.
Using these six themes, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).
After extensive research, we enhanced our stock-selection model in February with an artificial intelligence-driven component applied to each of our six themes, or submodels. This AI approach relies on a proprietary deep-neural net architecture developed in-house to preserve the fundamentals-driven approach we espouse, while making our

2

selection process sensitive to changing economic and market conditions.
The AI forecasts are blended with our traditional scores to generate an ensemble of daily stock rankings. We then follow our standard approach of monitoring the portfolio based on those rankings and adjust when appropriate. In addition, to properly assess the decisions of the model, we developed a suite of AI interpretability tools that allow us to understand the drivers of the stock scores.
Our successes and shortfalls
During the period, the market rewarded our approach, which favors companies with consistent earnings growth at attractive valuations. All six submodels contributed to relative performance, with the defensive and valuation submodels performing best. Eight of the fund’s 11 industry sectors contributed on a relative basis. Health care performed best, primarily because of strong selection in biotech companies. Industrials and communication services also added significantly to performance. Consumer staples, real estate, and consumer discretionary were the only detractors.
At the individual-holding level, the portfolio benefited from overweights to ImmunoGen in health care, Jabil and Splunk in information technology, and Owens Corning and Allison Transmission in industrials. The greatest shortfalls came from overweights to CommScope in information technology and to Zions Bancorp, Comerica, and PacWest Bancorp
in financials; and from an underweight to Palantir Technologies in information technology.
We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We feel the fund offers a strong mix of stocks with attractive valuations and growth characteristics.
We thank you for your investment and look forward to the coming fiscal year.
Cesar Orosco, CFA, Ph.D., Head of Alpha Equity Investments, and Portfolio Manager
Vanguard Quantitative Equity Group
October 13, 2023
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended September 30, 2023
Strategic Equity Fund	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,017.10	$0.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

Strategic Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Strategic Equity Fund	16.99%	6.38%	9.56%	$24,923
MSCI US Small + Mid Cap 2200 Index	11.71	5.84	8.91	23,482
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	28,891
See Financial Highlights for dividend and capital gains information.
6

Strategic Equity Fund
Fund Allocation
As of September 30, 2023
Communication Services	3.6%
Consumer Discretionary	11.9
Consumer Staples	4.3
Energy	5.7
Financials	14.1
Health Care	11.0
Industrials	18.3
Information Technology	13.9
Materials	5.7
Real Estate	6.9
Utilities	4.6
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
7

Strategic Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Communication Services (3.6%)
*	Live Nation Entertainment Inc.	538,539	44,720
*	Yelp Inc.	975,125	40,555
*	Match Group Inc.	720,753	28,235
	Iridium Communications Inc.	482,851	21,965
*	Pinterest Inc. Class A	642,780	17,374
*	TripAdvisor Inc.	1,026,515	17,020
*	Cinemark Holdings Inc.	674,971	12,386
	News Corp. Class B	485,399	10,130
	New York Times Co. Class A	243,605	10,037
	John Wiley & Sons Inc. Class A	204,131	7,588
*	Liberty Global plc Class A	373,417	6,393
*	ZipRecruiter Inc. Class A	520,516	6,241
*	Playtika Holding Corp.	514,546	4,955
*	Bumble Inc. Class A	251,350	3,750
*	ZoomInfo Technologies Inc.	215,893	3,541
	Shutterstock Inc.	89,012	3,387
*	PubMatic Inc. Class A	206,789	2,502
	TEGNA Inc.	170,001	2,477
*	Altice USA Inc. Class A	701,455	2,294
*	Lumen Technologies Inc.	1,306,589	1,855
	Fox Corp. Class B	53,838	1,555
	Madison Square Garden Sports Corp.	8,385	1,478
*	Cargurus Inc.	83,855	1,469
	Cable One Inc.	2,118	1,304
*	Liberty Media Corp. - Liberty SiriusXM Class C	36,649	933
*	Integral Ad Science Holding Corp.	72,413	861
			255,005
Consumer Discretionary (11.8%)
	Genuine Parts Co.	363,038	52,415
*	AutoNation Inc.	278,043	42,096
*	Expedia Group Inc.	402,962	41,533
*	MGM Resorts International	1,097,329	40,338
	Boyd Gaming Corp.	616,528	37,503
*	NVR Inc.	6,100	36,376
	Toll Brothers Inc.	408,774	30,233
	LKQ Corp.	579,257	28,679
*	Ulta Beauty Inc.	66,925	26,733
	Travel & Leisure Co.	690,589	25,365
*	Skyline Champion Corp.	331,613	21,130
	Tapestry Inc.	727,835	20,925
		Shares	Market Value• ($000)
*	Abercrombie & Fitch Co. Class A	363,325	20,481
*	Taylor Morrison Home Corp.	478,577	20,392
*	Tri Pointe Homes Inc.	732,138	20,024
	Harley-Davidson Inc.	591,991	19,571
	Lear Corp.	144,358	19,373
*	Caesars Entertainment Inc.	400,647	18,570
	KB Home	320,328	14,825
	PulteGroup Inc.	199,660	14,785
	Buckle Inc.	398,019	13,290
*	Cavco Industries Inc.	48,323	12,838
	Autoliv Inc.	126,236	12,179
	PVH Corp.	155,737	11,915
*	Stride Inc.	262,431	11,817
*	Shake Shack Inc. Class A	189,580	11,009
	Winnebago Industries Inc.	164,841	9,800
*	SeaWorld Entertainment Inc.	207,276	9,587
*	Norwegian Cruise Line Holdings Ltd.	572,124	9,429
*	Dave & Buster's Entertainment Inc.	239,466	8,877
	Bath & Body Works Inc.	258,774	8,747
	Murphy USA Inc.	25,018	8,549
*	Grand Canyon Education Inc.	71,770	8,389
*	M/I Homes Inc.	94,873	7,973
	Dana Inc.	406,908	5,969
*	Adient plc	149,565	5,489
	Gap Inc.	500,405	5,319
*	Sally Beauty Holdings Inc.	632,326	5,299
	Texas Roadhouse Inc.	51,689	4,967
	Red Rock Resorts Inc. Class A	117,929	4,835
*	Everi Holdings Inc.	365,406	4,831
*	Beazer Homes USA Inc.	193,862	4,829
	Patrick Industries Inc.	61,990	4,653
	Valvoline Inc.	141,924	4,576
*	Carvana Co.	99,547	4,179
*	frontdoor Inc.	135,857	4,156
	Wynn Resorts Ltd.	43,630	4,032
	Dine Brands Global Inc.	80,408	3,976
*	Urban Outfitters Inc.	121,128	3,960
	Macy's Inc.	335,875	3,900
*	Green Brick Partners Inc.	91,000	3,777
*	ODP Corp.	79,453	3,667
*	Qurate Retail Inc. Series A	5,966,896	3,620
	Upbound Group Inc.	119,293	3,513
	Gentex Corp.	105,111	3,420
8

Strategic Equity Fund
		Shares	Market Value• ($000)
*	American Axle & Manufacturing Holdings Inc.	461,575	3,351
	Jack in the Box Inc.	48,234	3,331
*	Royal Caribbean Cruises Ltd.	34,621	3,190
	Phinia Inc.	117,782	3,155
*	Mohawk Industries Inc.	30,151	2,587
*	Chewy Inc. Class A	130,050	2,375
	Meritage Homes Corp.	18,734	2,293
*	Visteon Corp.	15,643	2,160
*	Children's Place Inc.	70,790	1,913
*	Modine Manufacturing Co.	40,812	1,867
*	XPEL Inc.	23,631	1,822
*	Stitch Fix Inc. Class A	487,684	1,683
*	Sleep Number Corp.	66,612	1,638
	Kohl's Corp.	73,163	1,534
*	G-III Apparel Group Ltd.	58,946	1,469
	Nordstrom Inc.	97,860	1,462
	ADT Inc.	238,713	1,432
	Brunswick Corp.	17,623	1,392
*	Brinker International Inc.	38,651	1,221
			828,588
Consumer Staples (4.2%)
	J M Smucker Co.	303,362	37,286
	Coca-Cola Consolidated Inc.	48,705	30,992
	Conagra Brands Inc.	1,119,120	30,686
	Clorox Co.	213,568	27,990
	Ingles Markets Inc. Class A	246,182	18,545
	Church & Dwight Co. Inc.	169,257	15,509
	Casey's General Stores Inc.	53,402	14,500
*	US Foods Holding Corp.	292,910	11,629
*	Performance Food Group Co.	185,821	10,937
	Campbell Soup Co.	223,793	9,193
	Cal-Maine Foods Inc.	189,075	9,155
*	Simply Good Foods Co.	258,147	8,911
	Energizer Holdings Inc.	253,475	8,121
	Flowers Foods Inc.	358,137	7,944
	Kellogg Co.	129,315	7,696
	Molson Coors Beverage Co. Class B	113,841	7,239
	Medifast Inc.	75,581	5,657
*	Pilgrim's Pride Corp.	230,912	5,272
	Lamb Weston Holdings Inc.	55,998	5,178
*	Herbalife Ltd.	355,977	4,980
*	USANA Health Sciences Inc.	72,128	4,227
*	Hain Celestial Group Inc.	348,200	3,611
	Vector Group Ltd.	336,272	3,578
*	TreeHouse Foods Inc.	69,060	3,010
*	United Natural Foods Inc.	196,510	2,779
*	Sprouts Farmers Market Inc.	43,959	1,881
	McCormick & Co. Inc.	17,131	1,296
			297,802
Energy (5.7%)
	Halliburton Co.	1,364,990	55,282
	Diamondback Energy Inc.	265,966	41,193
	Baker Hughes Co.	1,056,033	37,299
	Liberty Energy Inc.	1,479,482	27,400
*	Par Pacific Holdings Inc.	725,989	26,092
	Marathon Oil Corp.	962,117	25,737
	SM Energy Co.	629,154	24,946
		Shares	Market Value• ($000)
	Murphy Oil Corp.	465,684	21,119
	Helmerich & Payne Inc.	467,632	19,715
	APA Corp.	477,503	19,625
	HF Sinclair Corp.	341,106	19,419
*,1	Plains GP Holdings LP Class A	1,076,792	17,358
*	Nabors Industries Ltd. (XNYS)	83,836	10,323
*	Weatherford International plc	108,243	9,778
*	Oceaneering International Inc.	291,593	7,500
	Equitrans Midstream Corp.	777,136	7,282
	NOV Inc.	293,820	6,141
*	US Silica Holdings Inc.	421,152	5,913
	International Seaways Inc.	125,590	5,651
	Delek US Holdings Inc.	152,051	4,320
*	ProPetro Holding Corp.	248,363	2,640
*	W&T Offshore Inc.	392,699	1,720
	Vitesse Energy Inc.	65,273	1,494
			397,947
Financials (14.0%)
	Fifth Third Bancorp	1,819,835	46,096
	MGIC Investment Corp.	2,718,571	45,373
	W R Berkley Corp.	695,785	44,175
	Equitable Holdings Inc.	1,527,003	43,352
	Affiliated Managers Group Inc.	291,542	38,000
	Essent Group Ltd.	784,956	37,121
	Citizens Financial Group Inc.	1,262,225	33,828
	Radian Group Inc.	1,290,492	32,404
	CNO Financial Group Inc.	1,266,498	30,054
	Huntington Bancshares Inc.	2,650,875	27,569
	Stifel Financial Corp.	425,657	26,152
	Synchrony Financial	812,669	24,843
	Loews Corp.	373,291	23,633
	Popular Inc.	364,924	22,994
	American Financial Group Inc.	201,567	22,509
	Hartford Financial Services Group Inc.	309,505	21,947
	Everest Group Ltd.	57,847	21,500
	Regions Financial Corp.	1,237,222	21,280
	FNB Corp.	1,970,471	21,261
	Axis Capital Holdings Ltd.	362,954	20,460
	First BanCorp (XNYS)	1,409,763	18,975
	Cboe Global Markets Inc.	116,609	18,216
	SLM Corp.	1,287,398	17,534
	Synovus Financial Corp.	630,189	17,519
	International Bancshares Corp.	367,061	15,908
	Unum Group	316,078	15,548
	Wintrust Financial Corp.	194,680	14,698
*	Robinhood Markets Inc. Class A	1,483,378	14,552
	Ares Management Corp. Class A	132,100	13,589
	Fidelity National Financial Inc.	324,831	13,416
	Reinsurance Group of America Inc.	91,954	13,351
	Evercore Inc. Class A	92,431	12,744
	East West Bancorp Inc.	231,242	12,189
*	AvidXchange Holdings Inc.	1,278,018	12,116
	Primerica Inc.	58,775	11,403

9

Strategic Equity Fund
		Shares	Market Value• ($000)
	Lincoln National Corp.	392,947	9,702
	Hancock Whitney Corp.	260,402	9,632
*	Mr Cooper Group Inc.	159,202	8,527
*	WEX Inc.	44,148	8,304
	Virtu Financial Inc. Class A	473,268	8,173
*	Coinbase Global Inc. Class A	107,533	8,074
	Globe Life Inc.	69,603	7,568
	Federated Hermes Inc.	209,170	7,085
	Webster Financial Corp.	162,027	6,531
	Old National Bancorp	436,666	6,349
	Columbia Banking System Inc.	302,642	6,144
	Old Republic International Corp.	225,657	6,079
	Jackson Financial Inc. Class A	158,823	6,070
	Carlyle Group Inc.	171,955	5,186
	BOK Financial Corp.	58,151	4,651
	OFG Bancorp	146,265	4,368
*	LendingClub Corp.	676,439	4,126
	Brightsphere Investment Group Inc.	173,942	3,373
	Associated Banc-Corp.	192,297	3,290
*	Brighthouse Financial Inc.	61,093	2,990
*	PROG Holdings Inc.	80,647	2,678
	Tradeweb Markets Inc. Class A	30,777	2,468
	First American Financial Corp.	42,801	2,418
*	Green Dot Corp. Class A	159,930	2,228
*	Shift4 Payments Inc. Class A	39,907	2,210
	WSFS Financial Corp.	55,868	2,039
*	Cannae Holdings Inc.	107,891	2,011
	First Hawaiian Inc.	108,135	1,952
	Navient Corp.	104,480	1,799
	Simmons First National Corp. Class A	93,570	1,587
	Janus Henderson Group plc	60,795	1,570
	Assured Guaranty Ltd.	23,873	1,445
*	Genworth Financial Inc. Class A	237,722	1,393
	Fulton Financial Corp.	107,194	1,298
*	Customers Bancorp Inc.	36,515	1,258
	S&T Bancorp Inc.	41,921	1,135
			982,020
Health Care (11.0%)
	Chemed Corp.	78,588	40,842
*	Alkermes plc	1,422,199	39,836
*	Incyte Corp.	644,242	37,218
*	Tenet Healthcare Corp.	526,868	34,715
	Cardinal Health Inc.	360,833	31,328
	West Pharmaceutical Services Inc.	78,077	29,295
*	Ionis Pharmaceuticals Inc.	620,942	28,166
*	IQVIA Holdings Inc.	135,568	26,673
	Bruker Corp.	408,280	25,436
*	Inspire Medical Systems Inc.	120,456	23,903
*	Medpace Holdings Inc.	78,350	18,971
*	Veradigm Inc.	1,330,180	17,479
*	Option Care Health Inc.	524,459	16,966
*	Merit Medical Systems Inc.	245,690	16,958
*	Teladoc Health Inc.	835,197	15,526
*	Jazz Pharmaceuticals plc	118,741	15,370
		Shares	Market Value• ($000)
*	ACADIA Pharmaceuticals Inc.	701,330	14,616
*	Haemonetics Corp.	153,319	13,734
*	Veeva Systems Inc. Class A	67,203	13,672
	Cooper Cos. Inc.	42,280	13,445
*	Mettler-Toledo International Inc.	12,018	13,317
*	Ultragenyx Pharmaceutical Inc.	364,329	12,988
	DENTSPLY SIRONA Inc.	360,625	12,319
*	LivaNova plc	219,048	11,583
*	Elanco Animal Health Inc. (XNYS)	1,026,417	11,537
*	Avantor Inc.	519,954	10,961
*	Exelixis Inc.	494,737	10,810
*	Exact Sciences Corp.	156,252	10,659
	Cencora Inc.	57,081	10,273
*,1	Novavax Inc.	1,332,782	9,649
*	Deciphera Pharmaceuticals Inc.	747,816	9,512
	Organon & Co.	529,654	9,195
*	Integra LifeSciences Holdings Corp.	237,527	9,071
*	Insulet Corp.	49,843	7,949
	Universal Health Services Inc. Class B	62,728	7,887
*	GoodRx Holdings Inc. Class A	1,342,394	7,558
*	PTC Therapeutics Inc.	334,338	7,493
*	Charles River Laboratories International Inc.	33,878	6,639
*	Axonics Inc.	115,072	6,458
*	Nevro Corp.	296,669	5,702
*	Twist Bioscience Corp.	268,375	5,437
*	Editas Medicine Inc.	682,453	5,323
*	Pediatrix Medical Group Inc.	394,997	5,020
*	Coherus Biosciences Inc.	1,341,739	5,018
*	Arrowhead Pharmaceuticals Inc.	171,186	4,600
	Agenus Inc.	4,057,529	4,585
*	Health Catalyst Inc.	437,940	4,432
*	Neurocrine Biosciences Inc.	38,774	4,362
*	Fate Therapeutics Inc.	1,693,663	3,591
*	CorVel Corp.	17,083	3,359
*	Travere Therapeutics Inc.	342,971	3,066
	Premier Inc. Class A	133,536	2,871
	Perrigo Co. plc	87,470	2,795
*	Supernus Pharmaceuticals Inc.	88,698	2,445
*	Sarepta Therapeutics Inc.	20,129	2,440
*	ImmunoGen Inc.	147,991	2,349
*	Veracyte Inc.	102,543	2,290
*	iRhythm Technologies Inc.	23,465	2,212
*	BioCryst Pharmaceuticals Inc.	308,846	2,187
*	2seventy bio Inc.	521,358	2,044
*	MacroGenics Inc.	438,261	2,042
*	Enanta Pharmaceuticals Inc.	180,741	2,019
*	Integer Holdings Corp.	25,172	1,974
*	Shockwave Medical Inc.	9,652	1,922
*	Omnicell Inc.	39,984	1,801
*	Globus Medical Inc. Class A	36,070	1,791
*	Prestige Consumer Healthcare Inc.	30,585	1,749

10

Strategic Equity Fund
		Shares	Market Value• ($000)
*	Biohaven Ltd.	62,847	1,635
*	Community Health Systems Inc.	560,085	1,624
*	AtriCure Inc.	36,076	1,580
*	Arcturus Therapeutics Holdings Inc.	59,767	1,527
*	Vir Biotechnology Inc.	159,624	1,496
*	Myriad Genetics Inc.	93,164	1,494
*	Sage Therapeutics Inc.	72,550	1,493
*	Mirati Therapeutics Inc.	33,890	1,476
*	DaVita Inc.	15,157	1,433
*	Puma Biotechnology Inc.	540,434	1,421
*	STAAR Surgical Co.	34,303	1,378
*	Inovio Pharmaceuticals Inc.	3,001,740	1,168
*	Nektar Therapeutics	1,517,103	904
*	Phreesia Inc.	46,630	871
*	iTeos Therapeutics Inc.	76,718	840
*	Atea Pharmaceuticals Inc.	278,408	835
*	Heron Therapeutics Inc.	609,042	627
*	Joint Corp.	66,951	602
*	Sangamo Therapeutics Inc.	467,930	281
*	FibroGen Inc.	165,193	143
			772,261
Industrials (18.1%)
	Textron Inc.	685,258	53,546
	Owens Corning	384,049	52,388
*	Builders FirstSource Inc.	391,840	48,780
	Allison Transmission Holdings Inc.	783,567	46,278
*	United Airlines Holdings Inc.	1,090,432	46,125
	Delta Air Lines Inc.	1,166,973	43,178
	Acuity Brands Inc.	227,145	38,685
	AGCO Corp.	324,381	38,368
	EMCOR Group Inc.	175,440	36,911
	Paycom Software Inc.	133,896	34,715
*	American Airlines Group Inc.	2,700,026	34,587
*	Atkore Inc.	229,483	34,237
	Ryder System Inc.	314,550	33,641
	Applied Industrial Technologies Inc.	210,889	32,606
	Terex Corp.	530,221	30,551
	United Rentals Inc.	67,998	30,230
	Masco Corp.	554,334	29,629
*	Clean Harbors Inc.	173,434	29,026
	Rush Enterprises Inc. Class A	690,458	28,191
	WW Grainger Inc.	40,189	27,804
	UFP Industries Inc.	258,720	26,493
*	CACI International Inc. Class A	80,246	25,192
	Wabash National Corp.	1,092,066	23,064
	ManpowerGroup Inc.	307,571	22,551
	Boise Cascade Co.	216,343	22,292
*	Copart Inc.	509,456	21,952
	Graco Inc.	265,514	19,351
	Hubbell Inc.	59,258	18,572
*	Upwork Inc.	1,533,247	17,418
	CSG Systems International Inc.	335,827	17,168
	nVent Electric plc	307,391	16,289
*	GMS Inc.	251,498	16,088
	Donaldson Co. Inc.	260,990	15,565
	Korn Ferry	284,793	13,511
*	Paylocity Holding Corp.	69,949	12,710
		Shares	Market Value• ($000)
	Watts Water Technologies Inc. Class A	69,517	12,014
*	ExlService Holdings Inc.	418,320	11,730
	Herc Holdings Inc.	97,420	11,587
*	Kirby Corp.	137,911	11,419
	Brady Corp. Class A	182,282	10,011
	EnerSys	102,434	9,697
	Ingersoll Rand Inc. (XYNS)	150,850	9,612
	Dover Corp.	68,806	9,599
	Griffon Corp.	195,576	7,759
	Valmont Industries Inc.	31,827	7,645
*	Beacon Roofing Supply Inc.	98,969	7,637
	Brink's Co.	103,444	7,514
*	Legalzoom.com Inc.	684,016	7,483
	SS&C Technologies Holdings Inc.	137,609	7,230
*	Masterbrand Inc.	594,840	7,227
*	MYR Group Inc.	49,550	6,677
	Comfort Systems USA Inc.	35,993	6,134
	Curtiss-Wright Corp.	30,680	6,002
*	WillScot Mobile Mini Holdings Corp.	134,136	5,579
*	TrueBlue Inc.	360,610	5,290
	Ennis Inc.	238,646	5,064
	Arcosa Inc.	69,831	5,021
	Woodward Inc.	37,379	4,645
*	PGT Innovations Inc.	161,794	4,490
	Air Lease Corp.	113,783	4,484
	Primoris Services Corp.	135,437	4,433
	Encore Wire Corp.	23,949	4,370
*	SPX Technologies Inc.	51,806	4,217
*	SkyWest Inc.	99,023	4,153
	Sensata Technologies Holding plc	106,676	4,035
	Esab Corp.	57,127	4,011
	Armstrong World Industries Inc.	50,615	3,644
*	Janus International Group Inc.	321,595	3,441
*	ASGN Inc.	32,539	2,658
*	Hub Group Inc. Class A	30,650	2,407
	MDU Resources Group Inc.	96,365	1,887
	Genco Shipping & Trading Ltd.	117,466	1,643
	Franklin Electric Co. Inc.	17,840	1,592
	Matson Inc.	16,402	1,455
*	Core & Main Inc. Class A	48,862	1,410
	Tetra Tech Inc.	9,004	1,369
			1,275,967
Information Technology (13.8%)
*	Manhattan Associates Inc.	266,425	52,662
*	Arrow Electronics Inc.	362,130	45,353
*	Pure Storage Inc. Class A	1,198,766	42,700
*	DocuSign Inc.	1,013,481	42,566
	Jabil Inc.	320,686	40,692
*	Twilio Inc. Class A	565,474	33,097
*	Cadence Design Systems Inc.	140,608	32,944
*	Cirrus Logic Inc.	426,641	31,554
*	Flex Ltd.	1,085,579	29,289
*	Elastic NV	354,000	28,759
	NetApp Inc.	349,957	26,555
*	Nutanix Inc. Class A	757,867	26,434
	Amkor Technology Inc.	1,114,227	25,182
*	RingCentral Inc. Class A	836,738	24,793
*	Western Digital Corp.	477,323	21,780

11

Strategic Equity Fund
		Shares	Market Value• ($000)
*	Teradata Corp.	473,682	21,325
*	Dropbox Inc. Class A	739,401	20,134
*	SMART Global Holdings Inc.	811,490	19,760
*	Kyndryl Holdings Inc.	1,286,652	19,428
*	MongoDB Inc.	52,033	17,996
	Avnet Inc.	370,377	17,848
*	Blackline Inc.	317,897	17,634
*	CommScope Holding Co. Inc.	5,236,001	17,593
	Hewlett Packard Enterprise Co.	955,825	16,603
*	MaxLinear Inc.	720,113	16,023
*	Synaptics Inc.	178,764	15,989
*	CommVault Systems Inc.	213,905	14,462
	Xerox Holdings Corp.	862,512	13,533
*	Rapid7 Inc.	290,380	13,294
*	F5 Inc.	80,061	12,901
*	Everbridge Inc.	552,896	12,396
*	Diodes Inc.	148,563	11,713
*	Okta Inc.	141,107	11,502
*	Qorvo Inc.	119,490	11,408
*	Fortinet Inc.	193,611	11,361
	Pegasystems Inc.	241,904	10,501
*	Q2 Holdings Inc.	293,873	9,483
*	Domo Inc. Class B	872,817	8,562
*	HubSpot Inc.	17,319	8,530
*	Yext Inc.	1,288,316	8,155
	Juniper Networks Inc.	279,339	7,763
*	Smartsheet Inc. Class A	181,920	7,360
*	UiPath Inc. Class A	402,800	6,892
*	Ultra Clean Holdings Inc.	218,071	6,470
*	Zscaler Inc.	37,665	5,860
*	LivePerson Inc.	1,312,306	5,105
*	LiveRamp Holdings Inc.	164,359	4,740
*	Semtech Corp.	178,393	4,594
*	Cohu Inc.	130,182	4,483
*	SolarEdge Technologies Inc.	33,880	4,388
*	Ichor Holdings Ltd.	141,650	4,386
*	Extreme Networks Inc.	163,614	3,961
*	8x8 Inc.	1,507,087	3,798
*	Sanmina Corp.	66,526	3,611
	Crane NXT Co.	62,558	3,476
*	Unisys Corp.	1,001,495	3,455
*	PagerDuty Inc.	143,544	3,228
*	FormFactor Inc.	81,050	2,832
*	Palantir Technologies Inc. Class A	166,838	2,669
*	Photronics Inc.	129,199	2,611
*	Squarespace Inc. Class A	75,298	2,181
*	Viavi Solutions Inc.	195,472	1,787
*	Alpha & Omega Semiconductor Ltd.	55,692	1,662
*	Zebra Technologies Corp. Class A	6,805	1,610
*	Samsara Inc. Class A	62,999	1,588
*	NCR Corp.	58,355	1,574
*	Itron Inc.	25,904	1,569
*	Ciena Corp.	30,665	1,449
*	Tenable Holdings Inc.	32,159	1,441
*	Infinera Corp.	338,817	1,416
*	HashiCorp Inc. Class A	56,701	1,294
			971,747
		Shares	Market Value• ($000)
Materials (5.7%)
	Reliance Steel & Aluminum Co.	187,491	49,166
	Steel Dynamics Inc.	424,785	45,546
	Eagle Materials Inc.	243,893	40,613
	Martin Marietta Materials Inc.	72,061	29,580
	Warrior Met Coal Inc.	426,518	21,787
	Berry Global Group Inc.	340,986	21,111
	Packaging Corp. of America	117,029	17,970
	Commercial Metals Co.	324,594	16,038
*	Axalta Coating Systems Ltd.	590,480	15,884
	Chemours Co.	521,262	14,621
*	O-I Glass Inc.	827,141	13,838
	Graphic Packaging Holding Co.	575,136	12,814
	Greif Inc. Class A	172,818	11,546
	Sonoco Products Co.	187,862	10,210
	United States Steel Corp.	275,649	8,953
	RPM International Inc.	75,554	7,163
	Element Solutions Inc.	360,958	7,078
	Ashland Inc.	78,819	6,438
*	TimkenSteel Corp.	282,836	6,143
	AptarGroup Inc.	46,468	5,810
	Olin Corp.	89,844	4,490
	Eastman Chemical Co.	56,546	4,338
	Carpenter Technology Corp.	60,910	4,094
	Avient Corp.	106,312	3,755
	Vulcan Materials Co.	12,486	2,522
	Materion Corp.	24,340	2,481
	NewMarket Corp.	3,951	1,798
*	LSB Industries Inc.	161,138	1,648
	Sensient Technologies Corp.	27,646	1,617
*	Knife River Corp.	32,616	1,593
	Tronox Holdings plc	115,340	1,550
*	Summit Materials Inc. Class A	49,544	1,543
	Sylvamo Corp.	34,694	1,525
	Worthington Industries Inc.	22,205	1,373
	Schnitzer Steel Industries Inc. Class A	35,635	992
			397,628
Real Estate (6.9%)
	Host Hotels & Resorts Inc.	2,662,971	42,794
	Brixmor Property Group Inc.	1,890,813	39,291
*	Zillow Group Inc. Class C	750,432	34,640
	Gaming and Leisure Properties Inc.	673,469	30,676
	NNN REIT Inc.	832,519	29,421
	Park Hotels & Resorts Inc.	2,164,686	26,669
	Mid-America Apartment Communities Inc.	178,072	22,909
	Apple Hospitality REIT Inc.	1,471,231	22,569
	Spirit Realty Capital Inc.	490,000	16,430
	Invitation Homes Inc.	504,290	15,981
	Highwoods Properties Inc.	760,386	15,671
	RLJ Lodging Trust	1,597,741	15,642
	DiamondRock Hospitality Co.	1,930,085	15,499
	EPR Properties	300,186	12,470
*	CBRE Group Inc. Class A	151,216	11,169
	Kilroy Realty Corp.	334,097	10,561
	Kite Realty Group Trust	469,640	10,060

12

Strategic Equity Fund
		Shares	Market Value• ($000)
	Xenia Hotels & Resorts Inc.	853,057	10,049
	Sun Communities Inc.	79,559	9,415
*	Opendoor Technologies Inc.	3,341,347	8,821
	Regency Centers Corp.	147,109	8,744
	American Homes 4 Rent Class A	214,344	7,221
	Ryman Hospitality Properties Inc.	85,460	7,117
	Essential Properties Realty Trust Inc.	326,924	7,071
	Broadstone Net Lease Inc.	493,201	7,053
	UDR Inc.	179,811	6,414
	Lamar Advertising Co. Class A	75,936	6,338
	Kimco Realty Corp.	283,755	4,991
	Cousins Properties Inc.	234,657	4,780
	Universal Health Realty Income Trust	94,854	3,835
	Tanger Factory Outlet Centers Inc.	165,646	3,744
	SITE Centers Corp.	302,831	3,734
	Piedmont Office Realty Trust Inc. Class A	616,424	3,464
*	Redfin Corp.	331,249	2,332
	Brandywine Realty Trust	439,754	1,996
	LXP Industrial Trust	182,381	1,623
	Innovative Industrial Properties Inc.	19,348	1,464
	Outfront Media Inc.	135,922	1,373
	Paramount Group Inc.	239,341	1,106
			485,137
Utilities (4.6%)
	Vistra Corp.	1,529,827	50,760
	Evergy Inc.	848,011	42,994
	NiSource Inc.	1,701,017	41,981
	National Fuel Gas Co.	793,978	41,215
	Edison International	441,142	27,920
	Pinnacle West Capital Corp.	343,535	25,312
		Shares	Market Value• ($000)
	Entergy Corp.	252,834	23,387
	DTE Energy Co.	189,665	18,830
	Ameren Corp.	247,995	18,557
	Black Hills Corp.	250,774	12,687
	ALLETE Inc.	78,855	4,163
	New Jersey Resources Corp.	92,213	3,747
	Avista Corp.	89,362	2,893
	AES Corp.	160,126	2,434
	Otter Tail Corp.	30,360	2,305
	American States Water Co.	25,783	2,029
	CenterPoint Energy Inc.	64,444	1,730
			322,944
Total Common Stocks (Cost $6,487,730)			6,987,046
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[2,3]	Vanguard Market Liquidity Fund, 5.391% (Cost $46,707)	467,191	46,714
Total Investments (100.1%) (Cost $6,534,437)			7,033,760
Other Assets and Liabilities—Net (-0.1%)			(5,908)
Net Assets (100%)			7,027,852
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,477,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $15,704,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2023	330	29,677	(172)
E-mini S&P 500 Index	December 2023	58	12,544	(171)
				(343)

See accompanying Notes, which are an integral part of the Financial Statements.
13

Strategic Equity Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,487,730)	6,987,046
Affiliated Issuers (Cost $46,707)	46,714
Total Investments in Securities	7,033,760
Investment in Vanguard	248
Cash	4,508
Cash Collateral Pledged—Futures Contracts	2,763
Receivables for Investment Securities Sold	4,198
Receivables for Accrued Income	7,778
Receivables for Capital Shares Issued	1,943
Total Assets	7,055,198
Liabilities
Payables for Investment Securities Purchased	6,321
Collateral for Securities on Loan	15,704
Payables for Capital Shares Redeemed	4,613
Payables to Vanguard	495
Variation Margin Payable—Futures Contracts	213
Total Liabilities	27,346
Net Assets	7,027,852
1 Includes $14,477,000 of securities on loan.
At September 30, 2023, net assets consisted of:

Paid-in Capital	6,128,346
Total Distributable Earnings (Loss)	899,506
Net Assets	7,027,852

Net Assets
Applicable to 218,708,299 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,027,852
Net Asset Value Per Share	$32.13

See accompanying Notes, which are an integral part of the Financial Statements.
14

Strategic Equity Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends	118,592
Interest[1]	1,435
Securities Lending—Net	1,953
Total Income	121,980
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,829
Management and Administrative	9,767
Marketing and Distribution	328
Custodian Fees	40
Auditing Fees	30
Shareholders’ Reports	110
Trustees’ Fees and Expenses	4
Other Expenses	24
Total Expenses	12,132
Expenses Paid Indirectly	(3)
Net Expenses	12,129
Net Investment Income	109,851
Realized Net Gain (Loss)
Investment Securities Sold[1]	355,479
Futures Contracts	70
Realized Net Gain (Loss)	355,549
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	600,001
Futures Contracts	3,045
Change in Unrealized Appreciation (Depreciation)	603,046
Net Increase (Decrease) in Net Assets Resulting from Operations	1,068,446
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,334,000, $6,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Strategic Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	109,851	105,327
Realized Net Gain (Loss)	355,549	740,962
Change in Unrealized Appreciation (Depreciation)	603,046	(1,958,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,068,446	(1,112,290)
Distributions
Total Distributions	(734,587)	(1,479,168)
Capital Share Transactions
Issued	528,122	689,147
Issued in Lieu of Cash Distributions	682,721	1,370,549
Redeemed	(852,843)	(997,958)
Net Increase (Decrease) from Capital Share Transactions	358,000	1,061,738
Total Increase (Decrease)	691,859	(1,529,720)
Net Assets
Beginning of Period	6,335,993	7,865,713
End of Period	7,027,852	6,335,993

See accompanying Notes, which are an integral part of the Financial Statements.
16

Strategic Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.70	$44.07	$30.31	$31.87	$37.21
Investment Operations
Net Investment Income[1]	.503	.517	.465	.459	.449
Net Realized and Unrealized Gain (Loss) on Investments	4.527	(5.606)	13.937	(1.041)	(2.980)
Total from Investment Operations	5.030	(5.089)	14.402	(.582)	(2.531)
Distributions
Dividends from Net Investment Income	(.457)	(.526)	(.479)	(.444)	(.395)
Distributions from Realized Capital Gains	(3.143)	(7.755)	(.163)	(.534)	(2.414)
Total Distributions	(3.600)	(8.281)	(.642)	(.978)	(2.809)
Net Asset Value, End of Period	$32.13	$30.70	$44.07	$30.31	$31.87
Total Return[2]	16.99%	-14.81%	47.98%	-2.09%	-5.63%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,028	$6,336	$7,866	$5,836	$7,098
Ratio of Total Expenses to Average Net Assets	0.17%[3]	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.54%	1.39%	1.15%	1.53%	1.42%
Portfolio Turnover Rate	64%	62%	59%	61%	60%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.17%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Strategic Equity Fund
Notes to Financial Statements
Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
18

Strategic Equity Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
19

Strategic Equity Fund
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $248,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
20

Strategic Equity Fund
permanent differences primarily attributable to the accounting for applicable passive foreign investment companies and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	15,787
Total Distributable Earnings (Loss)	(15,787)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	111,970
Undistributed Long-Term Gains	299,992
Net Unrealized Gains (Losses)	487,544
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	899,506
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	101,686	312,396
Long-Term Capital Gains	632,901	1,166,772
Total	734,587	1,479,168
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,546,216
Gross Unrealized Appreciation	1,153,639
Gross Unrealized Depreciation	(666,095)
Net Unrealized Appreciation (Depreciation)	487,544
21

Strategic Equity Fund
F.	During the year ended September 30, 2023, the fund purchased $4,512,788,000 of investment securities and sold $4,779,741,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2023, such purchases were $12,214,000 and sales were $3,902,000, resulting in net realized gain of $2,113,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)

Issued	16,182	17,927
Issued in Lieu of Cash Distributions	22,340	36,883
Redeemed	(26,200)	(26,922)
Net Increase (Decrease) in Shares Outstanding	12,322	27,888
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 63.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $86,797,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $357,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $643,877,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $6,443,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
24

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1140 112023

Annual Report   |   September 30, 2023
Vanguard Capital Opportunity Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Capital Opportunity Fund returned 25.20% for Investor Shares and 25.29% for Admiral Shares for the 12 months ended September 30, 2023. The fund’s benchmark, the Russell Midcap Growth Index, returned 17.47%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending curbed expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	Small-, mid-, and large-capitalization U.S. stocks all posted positive returns for the 12-month period, while growth stocks, as measured by the fund’s benchmark, outperformed value, as measured by the Russell Midcap Value Index. Both patterns represented reversals relative to the preceding fiscal year. One pattern stayed the same: Large-capitalization stocks did better than mid- and small-caps.
•	The fund’s outperformance relative to its benchmark was driven by stock selection in the health care and information technology sectors, which combined to account for roughly 60% of the fund’s holdings by market value, on average, during the fiscal year. Selection among financial companies detracted the most from the fund’s relative return.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard Capital Opportunity Fund returned 25.29% for Admiral Shares and 25.20% for Investor Shares, exceeding the returns of both the fund’s benchmark, the Russell Midcap Growth Index (+17.47%), and the broad-market Standard & Poor’s 500 Index (+21.62%), as well as the average total return of competing multi-capitalization growth funds (+18.46%). Relative to the indexes, favorable stock selection more than offset unfavorable sector allocation during the period.
Investment environment
The fiscal year ended September 30 featured a resurgent equity market. The S&P 500 Index’s robust rebound fully retraced the preceding fiscal year’s decline. Large-capitalization growth stocks, as measured by the Russell 1000 Growth Index, were particularly strong, returning nearly 28% after last year’s double-digit decline. Investor optimism about the possibility of a soft economic landing, coupled with enthusiasm for the promise of artificial intelligence (AI), pushed equities higher.
And this despite some notable headwinds in the economic landscape. The Federal Reserve continued its aggressive tightening campaign, hiking its target for short-term interest rates 11 times, totaling 525 basis points (5.25 percentage points), in just over a year. The relentless rise in rates sparked a regional banking crisis in March, starting with Silicon Valley Bank’s overnight collapse. While that contagion was contained, rising yields applied increasing pressure to a variety of rate-sensitive industries.
Nonetheless, a still-tight labor market supported the underlying economy’s ongoing resilience. The unemployment rate remained below 4%, and job growth continued at a solid pace. Consumers spent reliably, and consistent strength in personal consumption expenditures translated to steady real economic growth. Meanwhile, inflation moderated to roughly 4%; August’s Consumer Price Index reading was less than half year-ago levels, while core CPI, which excludes food and energy, remained above target but was trending lower. These data largely reinforced the market’s conviction in a soft landing.
Information technology (+43.0%) and communication services (+38.1%) were the standout S&P 500 Index sectors in a comeback year for Big Tech. Indeed, of the newly minted “Magnificent Seven,” only Amazon (+13%) and Tesla (–6%) lagged, weighing on consumer discretionary (+13.7%). The other constituents—NVIDIA (+259%), Meta (+121%), Alphabet (+37%), Microsoft (+37%), and Apple (+25%)—fueled the S&P 500 return, and these seven now comprise nearly 30% of the index, an unprecedented concentration. Elsewhere, defensive sectors including utilities (–7.0%), real estate (–1.4%), consumer staples (+6.7%), and health care (+8.2%) underperformed, while the energy sector (+30.2%) outpaced oil’s rise.

2

Outlook for U.S. equities
Given the market’s outsized strength, the S&P 500 Index’s valuation has again swelled above historical norms (17.8x estimated future earnings versus the 20-year average of 15.6x). And this lofty valuation is artificially depressed by rosy estimates. Forward earnings incorporate most of 2024’s consensus 12% earnings growth, an expectation that defies widespread concerns about a slowing macroeconomic environment. Meanwhile, interest rates continue to climb; the yield of the 10-year U.S. Treasury note finished the period at 4.57%, up 74 basis points from 12 months earlier. Higher interest rates are not prescriptive, but a higher-for-longer rate regime undermines support for above-average equity valuations. These metrics warrant a more cautious outlook.
Portfolio update
We maintained our substantial overweight positions in health care and industrial stocks; these sectors comprised 45% of average assets compared to their 23% combined weighting in the S&P 500. The portfolio was equal-weighted consumer discretionary (10% of average assets versus 10% for the S&P 500) and underweight information technology (24% versus 25%), financials (8% versus 13%), communication services (5% versus 8%), and energy (4% versus 5%). The fund maintained limited exposure to materials, consumer staples, real estate, and utilities.
Sector allocation had a modest negative impact during the period. The fund’s large overweight position in health care created a substantial headwind. This was partially offset by underweight positions in other sector laggards, including utilities, real estate, consumer staples, and financials.
Favorable stock selection was the primary driver of relative results. Eli Lilly (+68%), the fund’s largest position, surged in response to growing optimism in its twin blockbuster drugs, donanemab for Alzheimer’s and Mounjaro for diabetes and obesity. Health care selection was otherwise varied. Seagen (+55%) spiked higher after Pfizer announced plans to acquire the cancer specialist, but several other holdings underperformed, most notably FibroGen (–93%), whose key lung disease drug failed in clinical trials. Bristol-Myers Squibb (–16%), BioNTech (–11%), Biogen (–4%), and BioMarin (+4%) also weighed on sector results. Within industrials, FedEx (+83%) soared as sentiment improved following a difficult stretch; this more than offset weakness in Southwest (–10%), which declined on account of higher fuel prices and persistent operational shortcomings.
Selection elsewhere was mixed. Within information technology, strong results from Jabil (+121%), Splunk (+94%), Adobe (+85%), and Flex (+62%) only served to offset the fund’s underweight positions in NVIDIA (+259%) and Microsoft (+37%), where AI-driven exuberance drove massive gains. Within consumer discretionary, Royal Caribbean (+143%) more than doubled as cruising fully recovered, while within energy, Transocean (+232%) more than tripled
3

from depressed levels as higher oil prices improved the outlook for offshore drilling. Finally, limited exposure to Meta (+121%) proved detrimental within communication services, while Northern Trust (–16%) and Raymond James (+3%) both faltered within financials.
As of September 30, 2023, the fund’s top 10 holdings accounted for 32% of assets.
Advisor perspectives
Full-year strength notwithstanding, the equity market finished the period on a downward slide. The S&P 500’s return of –4.77% in September reflected a certain fragility in the current moment, as escalating yields threatened to upend the Fed’s precarious balancing act.
Market leadership of late has again been heavily concentrated in Big Tech, a stark contrast to last year’s sell-off, when large-capitalization growth stocks underperformed. A substantial breakthrough in generative AI explained some of Big Tech’s comeback, but so did a belief that a more auspicious interest rate dynamic was just around the corner. Recent equity weakness—especially for Big Tech—is partly a realization that such rate relief may not materialize.
We tend not to obsess about interest rates per se. Our preference for other stocks—the fund is meaningfully underweight the Magnificent Seven on aggregate—reflects bottom-up, fundamental investment theses untethered to a particular rate environment. The fund’s largest holding, Eli Lilly, is a prime example.
Not long ago, glucagon-like peptide-1 receptor agonists, or GLP-1s, were a relatively obscure drug class primarily used to treat diabetes. Novo Nordisk’s Victoza launched in 2010, followed by Eli Lilly’s superior Trulicity in 2014. These GLP-1 therapies and their next-generation derivatives lower blood sugar levels and thus help resolve a diabetic deficiency. But they also induce weight loss, at least in part by signaling satiety to the hypothalamus. First Novo and then Lilly thus pivoted to an obesity indication, with Novo’s Wegovy (a version of its Ozempic product) achieving FDA approval for obesity in 2021 and, in something of a Trulicity echo, Lilly’s superior Mounjaro appears on the cusp of the same milestone.
Today, GLP-1s are no longer just another drug class. Most drugs aim to transform a patient’s life; GLP-1s may transform the entire economy. Obesity is an intractable public health problem, a crisis with expansive ramifications. There are roughly 100 million obese adults in the United States alone; rationalizing their collective appetite should drive better health outcomes, which would have first-order consequences for adjacent medical fields. But such massive behavioral change would also bend the country’s food spend lower. And if, as some project, GLP-1-induced satiety softens impulses more broadly, this drug class could disrupt overall consumption in countless ways.
The fund was already invested in Eli Lilly as these developments unfolded. Our Lilly
4

thesis had many elements, including stellar management, best-in-class research, and a uniquely potent pipeline. We were especially eager to underwrite two mammoth pipeline opportunities, donanemab in Alzheimer’s and this next-generation GLP-1 in diabetes/obesity. Both drugs have now cleared their respective clinical hurdles; donanemab awaits full FDA approval, while Mounjaro won approval for diabetes with obesity likely imminent. As a combination GLP-1/GIP agonist, Mounjaro is a novel formulation in the GLP-1 class; it delivers better efficacy and will be advantaged commercially. The stage is set for Mounjaro to become one of the most successful drugs in pharmaceutical history. Lilly’s earnings could quadruple or more by decade-end.
Eli Lilly’s story has been a staggering success. Of note, the fund holds dozens of other not-yet-magnificent stocks with enormous upside potential, whose fundamental trajectories today may resemble Lilly’s a decade ago. Of course, many will not fully realize this potential—such outcomes are exceedingly rare. But our portfolio is biased toward such differentiated opportunities.
Conclusion
The market is awash in powerful crosscurrents. This year’s once-inevitable recession never arrived, as the Fed has managed to trim inflation without stalling the economic engine. Worrisome indicators—for instance, an inverted yield curve and declining money supply—have thus far not been predictive, even if our qualitative assessment of the economy skews negative and our outlook leans cautious. But we still own companies whose fundamentals, like those of Eli Lilly, can evolve much better than the market anticipates. And we still prefer such stocks to the Magnificent Seven, where expectations are perhaps unsustainably high.
PRIMECAP Management Company
October 11, 2023
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Capital Opportunity Fund
Investor Shares	$1,000.00	$1,073.80	$2.24
Admiral™ Shares	1,000.00	1,074.30	1.87
Based on Hypothetical 5% Yearly Return
Capital Opportunity Fund
Investor Shares	$1,000.00	$1,022.91	$2.18
Admiral Shares	1,000.00	1,023.26	1.83
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
7

Capital Opportunity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Capital Opportunity Fund Investor Shares	25.20%	8.60%	12.44%	$32,299
Russell Midcap Growth Index	17.47	6.97	9.94	25,807
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	28,891

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Capital Opportunity Fund Admiral Shares	25.29%	8.68%	12.52%	$162,622
Russell Midcap Growth Index	17.47	6.97	9.94	129,037
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	144,456
See Financial Highlights for dividend and capital gains information.
8

Capital Opportunity Fund
Fund Allocation
As of September 30, 2023
Communication Services	5.7%
Consumer Discretionary	10.7
Consumer Staples	0.0
Energy	3.8
Financials	7.1
Health Care	34.0
Industrials	11.7
Information Technology	26.6
Materials	0.4
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Capital Opportunity Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.4%)
Communication Services (5.6%)
*	Alphabet Inc. Class A	2,426,730	317,562
*	Alphabet Inc. Class C	2,123,780	280,020
*	Baidu Inc. ADR	1,627,800	218,695
*	Pinterest Inc. Class A	2,880,350	77,856
*	Meta Platforms Inc. Class A	193,700	58,151
	Electronic Arts Inc.	426,800	51,387
*	Trade Desk Inc. Class A	417,200	32,604
*	Live Nation Entertainment Inc.	147,100	12,215
*	Netflix Inc.	24,010	9,066
*	Roblox Corp. Class A	205,300	5,945
*	Walt Disney Co.	56,757	4,600
*	ZoomInfo Technologies Inc.	245,950	4,034
*	Snap Inc. Class A	23,000	205
			1,072,340
Consumer Discretionary (10.4%)
*	Tesla Inc.	1,468,790	367,521
	TJX Cos. Inc.	2,707,400	240,634
*	Alibaba Group Holding Ltd. ADR	2,500,700	216,911
*	Capri Holdings Ltd.	2,835,990	149,201
*,1	XPeng Inc. ADR	6,965,719	127,891
[1]	Sony Group Corp. ADR	1,482,925	122,208
*	CarMax Inc.	1,716,597	121,415
*	Amazon.com Inc.	903,000	114,789
*	Royal Caribbean Cruises Ltd.	1,171,700	107,960
	Entain plc	8,559,162	97,076
*,1	Mobileye Global Inc. Class A	1,547,600	64,303
	Ross Stores Inc.	408,900	46,185
*	Flutter Entertainment plc (XDUB)	170,598	27,757
	Marriott International Inc. Class A	140,500	27,617
	eBay Inc.	549,200	24,214
*	Ollie's Bargain Outlet Holdings Inc.	310,890	23,995
*	Carnival Corp.	1,577,945	21,649
*	Burlington Stores Inc.	156,300	21,147
[1]	Restaurant Brands International Inc.	276,600	18,427
	Hilton Worldwide Holdings Inc.	76,333	11,464
	Las Vegas Sands Corp.	224,100	10,273
		Shares	Market Value• ($000)
*	Ulta Beauty Inc.	23,000	9,187
*	DoorDash Inc. Class A	106,050	8,428
*	Norwegian Cruise Line Holdings Ltd.	457,425	7,538
*	Rivian Automotive Inc. Class A	254,200	6,172
	Newell Brands Inc.	653,000	5,897
*	Etsy Inc.	64,600	4,172
*	Deckers Outdoor Corp.	2,980	1,532
*	Five Below Inc.	2,300	370
			2,005,933
Consumer Staples (0.0%)
	Dollar General Corp.	33,350	3,528
Energy (3.7%)
	Hess Corp.	1,667,674	255,154
	Pioneer Natural Resources Co.	1,021,223	234,422
*	Transocean Ltd. (XNYS)	11,863,196	97,397
	EOG Resources Inc.	404,921	51,328
	Coterra Energy Inc.	1,113,350	30,116
*	Southwestern Energy Co.	3,200,000	20,640
	TechnipFMC plc	818,700	16,652
			705,709
Financials (6.9%)
	Raymond James Financial Inc.	2,946,590	295,926
	Visa Inc. Class A	611,900	140,743
	Northern Trust Corp.	1,962,851	136,379
	Wells Fargo & Co.	3,287,480	134,326
	MarketAxess Holdings Inc.	402,730	86,039
	Morgan Stanley	892,364	72,879
	CME Group Inc.	363,554	72,791
	Goldman Sachs Group Inc.	198,550	64,245
	Bank of America Corp.	2,067,117	56,598
*	WEX Inc.	293,600	55,223
	Tradeweb Markets Inc. Class A	658,800	52,836
	Progressive Corp.	279,800	38,976
	Discover Financial Services	445,540	38,597
	LPL Financial Holdings Inc.	98,000	23,290
*	PayPal Holdings Inc.	395,160	23,101
	Mastercard Inc. Class A	30,600	12,115
	JPMorgan Chase & Co.	64,900	9,412
10

Capital Opportunity Fund
		Shares	Market Value• ($000)
	Charles Schwab Corp.	167,650	9,204
	Citigroup Inc.	68,100	2,801
			1,325,481
Health Care (33.1%)
	Eli Lilly & Co.	3,453,168	1,854,800
	Amgen Inc.	2,120,759	569,975
*	Biogen Inc.	2,190,247	562,915
*	Seagen Inc.	2,384,545	505,881
*	BioMarin Pharmaceutical Inc.	5,368,030	474,963
*	BioNTech SE ADR	2,234,636	242,771
	Thermo Fisher Scientific Inc.	478,930	242,420
*	Boston Scientific Corp.	4,578,106	241,724
	Novartis AG ADR	2,230,990	227,249
*	BeiGene Ltd. ADR	1,029,931	185,254
	Bristol-Myers Squibb Co.	3,082,650	178,917
	AstraZeneca plc ADR	2,244,260	151,981
*	Elanco Animal Health Inc. (XNYS)	9,770,746	109,823
*	LivaNova plc	1,940,420	102,609
*	Edwards Lifesciences Corp.	1,408,900	97,609
	Roche Holding AG	337,338	92,094
	Zimmer Biomet Holdings Inc.	668,210	74,987
	Revvity Inc.	617,880	68,399
*	QIAGEN NV	1,520,507	61,581
*	Alkermes plc	2,126,000	59,549
*	Charles River Laboratories International Inc.	254,900	49,955
*	Illumina Inc.	259,970	35,689
	Abbott Laboratories	360,200	34,885
*	Neurocrine Biosciences Inc.	264,850	29,796
	Agilent Technologies Inc.	200,700	22,442
	Medtronic plc	144,000	11,284
*	Allogene Therapeutics Inc.	3,377,879	10,708
	Alcon Inc.	118,960	9,167
	Danaher Corp.	34,195	8,484
*	Bridgebio Pharma Inc.	275,400	7,262
*	Waters Corp.	25,061	6,872
[2]	Siemens Healthineers AG	133,680	6,762
*,3	FibroGen Inc.	5,418,421	4,676
*	Omnicell Inc.	95,960	4,322
*	Repligen Corp.	25,358	4,032
*	IQVIA Holdings Inc.	9,292	1,828
*	ImmunoGen Inc.	89,900	1,427
	Humana Inc.	2,875	1,399
*	Guardant Health Inc.	43,686	1,295
*	Zimvie Inc.	25,730	242
*	Adaptive Biotechnologies Corp.	28,100	153
			6,358,181
Industrials (11.4%)
	FedEx Corp.	1,649,274	436,926
	AECOM	4,030,776	334,716
	Jacobs Solutions Inc.	2,223,989	303,575
	Southwest Airlines Co.	7,705,679	208,593
	Airbus SE	1,363,020	182,438
		Shares	Market Value• ($000)
*	United Airlines Holdings Inc.	3,617,083	153,003
	Delta Air Lines Inc.	2,786,410	103,097
*	TransDigm Group Inc.	86,419	72,862
*	American Airlines Group Inc.	4,797,250	61,453
	Curtiss-Wright Corp.	302,700	59,217
	Textron Inc.	631,690	49,360
	IDEX Corp.	194,070	40,370
*	Uber Technologies Inc.	562,600	25,874
*	Ryanair Holdings plc ADR	249,500	24,254
	GFL Environmental Inc. (XTSE)	633,100	20,107
	Old Dominion Freight Line Inc.	48,500	19,843
	AMETEK Inc.	120,000	17,731
	Caterpillar Inc.	60,000	16,380
	Carrier Global Corp.	268,900	14,843
*	Lyft Inc. Class A	1,322,110	13,935
	Union Pacific Corp.	60,000	12,218
	Rockwell Automation Inc.	38,820	11,098
*	JetBlue Airways Corp.	1,638,000	7,535
			2,189,428
Information Technology (25.9%)
	Microsoft Corp.	1,401,300	442,461
*	Flex Ltd.	15,008,952	404,942
*	Splunk Inc.	2,723,200	398,268
	KLA Corp.	775,775	355,817
	Micron Technology Inc.	4,962,357	337,589
*	Adobe Inc.	593,600	302,677
	Texas Instruments Inc.	1,471,940	234,053
	Intel Corp.	6,228,730	221,431
	NetApp Inc.	2,747,610	208,489
	ASML Holding NV GDR (Registered)	343,567	202,244
	Jabil Inc.	1,501,400	190,513
	NVIDIA Corp.	432,890	188,303
*	Trimble Inc.	3,128,371	168,494
*	Descartes Systems Group Inc.	1,865,912	136,921
	Universal Display Corp.	819,814	128,703
	QUALCOMM Inc.	844,210	93,758
	Corning Inc.	3,032,324	92,395
	Entegris Inc.	967,700	90,877
	Intuit Inc.	164,250	83,922
*	Nutanix Inc. Class A	2,043,619	71,281
	Oracle Corp.	656,200	69,505
*	FormFactor Inc.	1,485,241	51,894
	Teradyne Inc.	472,600	47,477
	Hewlett Packard Enterprise Co.	2,703,040	46,952
*	Salesforce Inc.	213,300	43,253
*,1	ARM Holdings plc ADR	784,500	41,986
	HP Inc.	1,600,660	41,137
*	Autodesk Inc.	157,600	32,609
*	Zoom Video Communications Inc. Class A	459,950	32,169
*	BlackBerry Ltd.	6,635,476	31,253
*	VMware Inc. Class A	175,000	29,134
*	Wolfspeed Inc.	754,000	28,727
*	Keysight Technologies Inc.	154,490	20,441
*	MongoDB Inc.	50,900	17,604
*,1	Aurora Innovation Inc.	7,030,000	16,521

11

Capital Opportunity Fund
		Shares	Market Value• ($000)
	Analog Devices Inc.	90,000	15,758
*	Palo Alto Networks Inc.	62,400	14,629
*	Unity Software Inc.	393,884	12,364
*	Crowdstrike Holdings Inc. Class A	59,300	9,926
*	Western Digital Corp.	153,280	6,994
*	Okta Inc.	58,966	4,806
	Marvell Technology Inc.	80,200	4,341
*	Gitlab Inc. Class A	95,400	4,314
	Applied Materials Inc.	10,700	1,481
	Telefonaktiebolaget LM Ericsson ADR	180,500	877
*	HubSpot Inc.	900	443
*	RingCentral Inc. Class A	3,250	96
*	Arista Networks Inc.	200	37
*	DocuSign Inc.	200	8
			4,979,874
Materials (0.4%)
*	Ivanhoe Mines Ltd. Class A	7,105,800	60,896
	Albemarle Corp.	113,500	19,299
			80,195
Total Common Stocks (Cost $7,952,481)			18,720,669
Temporary Cash Investments (3.5%)
Money Market Fund (3.5%)
[4,5]	Vanguard Market Liquidity Fund, 5.391% (Cost $677,079)	6,773,109	677,243
Total Investments (100.9%) (Cost $8,629,560)			19,397,912
Other Assets and Liabilities—Net (-0.9%)			(170,898)
Net Assets (100%)			19,227,014
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $162,669,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $6,762,000, representing 0.0% of net assets.
3	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $162,248,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Capital Opportunity Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,785,862)	18,715,993
Affiliated Issuers (Cost $843,698)	681,919
Total Investments in Securities	19,397,912
Investment in Vanguard	670
Receivables for Investment Securities Sold	7,913
Receivables for Accrued Income	13,241
Receivables for Capital Shares Issued	4,623
Total Assets	19,424,359
Liabilities
Due to Custodian	7,444
Payables for Investment Securities Purchased	10,110
Collateral for Securities on Loan	162,248
Payables to Investment Advisor	11,249
Payables for Capital Shares Redeemed	5,223
Payables to Vanguard	1,071
Total Liabilities	197,345
Net Assets	19,227,014
1 Includes $162,669,000 of securities on loan.
At September 30, 2023, net assets consisted of:

Paid-in Capital	8,041,863
Total Distributable Earnings (Loss)	11,185,151
Net Assets	19,227,014

Investor Shares—Net Assets
Applicable to 17,314,466 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,259,640
Net Asset Value Per Share—Investor Shares	$72.75

Admiral Shares—Net Assets
Applicable to 106,979,608 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	17,967,374
Net Asset Value Per Share—Admiral Shares	$167.95

See accompanying Notes, which are an integral part of the Financial Statements.
13

Capital Opportunity Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	183,991
Interest—Affiliated Issuers	31,509
Securities Lending—Net	6,544
Total Income	222,044
Expenses
Investment Advisory Fees—Note B	42,156
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,358
Management and Administrative—Admiral Shares	21,023
Marketing and Distribution—Investor Shares	52
Marketing and Distribution—Admiral Shares	545
Custodian Fees	318
Auditing Fees	28
Shareholders’ Reports—Investor Shares	29
Shareholders’ Reports—Admiral Shares	94
Trustees’ Fees and Expenses	10
Other Expenses	16
Total Expenses	66,629
Expenses Paid Indirectly	(1)
Net Expenses	66,628
Net Investment Income	155,416
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	2
Investment Securities Sold—Unaffiliated Issuers	375,537
Investment Securities Sold—Affiliated Issuers	6
Foreign Currencies	(35)
Realized Net Gain (Loss)	375,510
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	3,475,285
Investment Securities—Affiliated Issuers	(64,610)
Foreign Currencies	124
Change in Unrealized Appreciation (Depreciation)	3,410,799
Net Increase (Decrease) in Net Assets Resulting from Operations	3,941,725
1	Dividends are net of foreign withholding taxes of $2,809,000.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Capital Opportunity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	155,416	128,506
Realized Net Gain (Loss)	375,510	1,535,394
Change in Unrealized Appreciation (Depreciation)	3,410,799	(5,703,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,941,725	(4,039,878)
Distributions
Investor Shares	(101,100)	(149,097)
Admiral Shares	(1,356,592)	(1,902,569)
Total Distributions	(1,457,692)	(2,051,666)
Capital Share Transactions
Investor Shares	(23,256)	(33,541)
Admiral Shares	956,427	1,122,357
Net Increase (Decrease) from Capital Share Transactions	933,171	1,088,816
Total Increase (Decrease)	3,417,204	(5,002,728)
Net Assets
Beginning of Period	15,809,810	20,812,538
End of Period	19,227,014	15,809,810

See accompanying Notes, which are an integral part of the Financial Statements.
15

Capital Opportunity Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$63.49	$88.53	$71.69	$64.38	$75.87
Investment Operations
Net Investment Income[1]	.548	.470	.276	.454	.549
Net Realized and Unrealized Gain (Loss) on Investments	14.575	(16.748)	23.563	11.233	(5.116)
Total from Investment Operations	15.123	(16.278)	23.839	11.687	(4.567)
Distributions
Dividends from Net Investment Income	(.506)	(.295)	(.334)	(.501)	(.473)
Distributions from Realized Capital Gains	(5.357)	(8.467)	(6.665)	(3.876)	(6.450)
Total Distributions	(5.863)	(8.762)	(6.999)	(4.377)	(6.923)
Net Asset Value, End of Period	$72.75	$63.49	$88.53	$71.69	$64.38
Total Return[2]	25.20%	-20.45%	34.75%	18.52%	-5.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,260	$1,114	$1,585	$1,518	$1,684
Ratio of Total Expenses to Average Net Assets	0.43%[3]	0.43%[3]	0.43%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.61%	0.33%	0.69%	0.84%
Portfolio Turnover Rate	6%	6%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.43%.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Capital Opportunity Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$146.60	$204.49	$165.62	$148.73	$175.34
Investment Operations
Net Investment Income[1]	1.377	1.215	.775	1.148	1.374
Net Realized and Unrealized Gain (Loss) on Investments	33.636	(38.672)	54.409	25.968	(11.834)
Total from Investment Operations	35.013	(37.457)	55.184	27.116	(10.460)
Distributions
Dividends from Net Investment Income	(1.293)	(.873)	(.916)	(1.270)	(1.241)
Distributions from Realized Capital Gains	(12.370)	(19.560)	(15.398)	(8.956)	(14.909)
Total Distributions	(13.663)	(20.433)	(16.314)	(10.226)	(16.150)
Net Asset Value, End of Period	$167.95	$146.60	$204.49	$165.62	$148.73
Total Return[2]	25.29%	-20.39%	34.84%	18.60%	-4.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,967	$14,696	$19,228	$15,395	$14,618
Ratio of Total Expenses to Average Net Assets	0.36%[3]	0.36%[3]	0.36%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.68%	0.40%	0.76%	0.91%
Portfolio Turnover Rate	6%	6%	7%	8%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.36%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Capital Opportunity Fund
Notes to Financial Statements
Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and
18

Capital Opportunity Fund
settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
19

Capital Opportunity Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2023, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $670,000, representing less than 0.01% of the fund’s net assets and 0.27% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
20

Capital Opportunity Fund
The following table summarizes the market value of the fund’s investments as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	18,314,542	406,127	—	18,720,669
Temporary Cash Investments	677,243	—	—	677,243
Total	18,991,785	406,127	—	19,397,912
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	18,205
Total Distributable Earnings (Loss)	(18,205)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	125,534
Undistributed Long-Term Gains	304,666
Net Unrealized Gains (Losses)	10,754,951
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	11,185,151
21

Capital Opportunity Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	138,806	159,051
Long-Term Capital Gains	1,318,886	1,892,615
Total	1,457,692	2,051,666
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,642,995
Gross Unrealized Appreciation	11,859,113
Gross Unrealized Depreciation	(1,104,195)
Net Unrealized Appreciation (Depreciation)	10,754,918
G.	During the year ended September 30, 2023, the fund purchased $997,195,000 of investment securities and sold $966,528,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	79,142	1,145	106,036	1,323
Issued in Lieu of Cash Distributions	90,111	1,424	133,246	1,662
Redeemed	(192,509)	(2,794)	(272,823)	(3,348)
Net Increase (Decrease)—Investor Shares	(23,256)	(225)	(33,541)	(363)
Admiral Shares
Issued	1,214,916	7,660	993,989	5,809
Issued in Lieu of Cash Distributions	1,175,773	8,055	1,647,533	8,903
Redeemed	(1,434,262)	(8,979)	(1,519,165)	(8,496)
Net Increase (Decrease)—Admiral Shares	956,427	6,736	1,122,357	6,216
22

Capital Opportunity Fund
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
FibroGen Inc.	NA1	11,429	—	—	(64,790)	—	—	4,676
Vanguard Market Liquidity Fund	1,004,465	NA2	NA2	6	180	31,509	2	677,243
Total	1,004,465	11,429	—	6	(64,610)	31,509	2	681,919
1	Not applicable—at September 30, 2022, the issuer was not an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
K.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Capital Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Capital Opportunity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Tax information (unaudited)
For corporate shareholders, 97.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $138,807,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $6,464,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $1,331,390,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1110 112023

Annual Report   |   September 30, 2023
Vanguard Global Equity Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Global Equity Fund returned 20.22%, lagging the 20.80% return of its benchmark index, the MSCI All Country World Index.
•	Early on, inflation in many developed markets began to ease off multidecade highs amid aggressive interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	The fund’s returns were positive across global regions and sectors.
•	The fund outperformed its benchmark in Europe and North America and lagged it in the Pacific and emerging markets. Europe and North America contributed most to relative returns, while the Pacific detracted most from them.
•	The fund’s holdings in industrials, utilities, real estate, and consumer staples contributed most to relative performance. Financials and materials also contributed. The biggest relative detractors were information technology and health care.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%

Advisors’ Report
For the fiscal year ended September 30, 2023, Vanguard Global Equity Fund returned 20.22%, lagging the 20.80% result of its benchmark, the MSCI All Country World Index, which tracks stocks in about 50 developed and emerging markets. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table below presents the amount and percentage of fund assets that each advisor manages, as well as brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment that existed during the past year and its effect on portfolio positioning. These comments were prepared on October 14, 2023.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Malcolm MacColl,
Joint Senior Partner
and Investment Manager
Spencer Adair, CFA,
Partner and Investment Manager
Helen Xiong,
Partner and Investment Manager
Following the dramatic declines of last year, markets have recovered somewhat over the last 12 months, with the MSCI All Country World Index returning just over 20% for the period. However, this bounce does not appear to represent a revival in animal spirits, with forecasts for inflation, interest rates, and economic growth, as well as the geopolitical outlook, continuing to dictate market direction over the near term. In contrast, at Baillie Gifford, we assess the strategic and operational progress of companies as the key driver of future value creation. This can typically only be meaningfully considered over a three-to-five-year period. Consequently, our difference in perspective and outlook versus the prevailing market narrative remains stark.
Our approach relies on our ability to identify companies with the potential to sustain their growth at above-market rates over long periods of time. What matters here is the average rate of growth compounded over many years, rather than movements over shorter periods, which can be volatile. Indeed, this volatility represents an opportunity for us, serving to obscure the progress that companies are making, and creating a persistent, exploitable, inefficiency. This fog of uncertainty has been particularly impenetrable over the last three years as the pandemic and its aftermath have resulted in exceptionally elevated levels of volatility. It is therefore no surprise that, across the portfolio, we see a whole range of companies where progress is strong but operational performance remains unrecognized by the market.

Many of those companies particularly impacted by the Covid pandemic, for instance, have taken time to operationally normalize, dusting themselves off before quietly and very competently getting back to business and growing quite nicely. Over the past four years—to use a starting point that predates any pandemic-related distortions in either valuations or growth rates—the likes of Shopify, Amazon, Netflix, Spotify, and Meta have all seen growth in revenues outpace the increases in their share prices. We would also challenge the prevailing view that rising interest rates and an increasing cost of capital are a challenge for growth businesses. Holdings ranging from Elevance (U.S. health insurer) to Martin Marietta (construction aggregates) actually benefit from the “pricing umbrella” that arises from inflation, as it enables them to exercise their hard-won pricing power. A similar misconception is evident when we consider the impact of the tightening of access to capital. For a company such as Royalty Pharma, the leading acquirer of pharmaceutical royalties, the shift from capital abundance to capital scarcity significantly strengthens the investment case, resulting in a material acceleration in capital deployment.
More broadly, our confidence is bolstered by our assessment of the financial health and operational growth of the portfolio in aggregate. Sales and earnings are both forecast to grow at over twice the rate of the broader market, while net debt is just a third of the index. This supports the ability of our portfolio companies to invest significantly more in research and development—investments that will extend their competitive advantages for years to come.
Finally, when we lift our heads and look at the likely longer-term drivers of returns, the critical imperatives for upgrading aging infrastructure, decarbonizing the economy, and better meeting the needs of aging populations have not gone away. Nor have structural bottlenecks in critical resources, cloud infrastructure, and logistics networks. At the same time, we believe that machine learning remains in the foothills and that deepening fissures between the U.S. and China will broaden innovation into new developing markets. These powerful tailwinds remain intact, and we believe they will continue to fill the sails of the companies across the portfolio over the coming years.
Pzena Investment Management, LLC
Portfolio Managers:
John P. Goetz,
Managing Principal and
Co-Chief Investment Officer
Caroline Cai, CFA,
Chief Executive Officer
and Managing Principal
Benjamin S. Silver, CFA, CPA,
Principal
Markets began a powerful recovery in the fourth quarter of 2022, as investors reacted positively to tentative signs of easing inflationary pressures, an improving energy outlook in Europe, and China’s exit from its zero-COVID regime.

This rally continued in the first quarter of 2023 on strong economic data. After the U.S. regional banking turmoil in March, investors began to anticipate a more benign interest rate environment and rushed out of financials and into growth stocks, which also surged amid AI enthusiasm. Global markets gave up some ground toward the end of the period, thanks to expectations for higher-for-longer interest rates, while an uncertain economic outlook persisted.
The top individual contributor in our portion of the portfolio, General Electric, continued its recovery, as jet engine demand was robust and the company’s power division also improved. Japanese construction equipment manufacturer Komatsu benefited from strong demand for mining equipment, price hikes catching up to higher input costs, and foreign exchange effects. Benelux bank ING Groep reported a string of positive earnings reports. The lender also announced share buybacks and has committed to returning excess capital to shareholders. Higher net interest income and benign credit costs also helped ING Groep.
Consumer products company Newell Brands was our largest individual detractor, with shares falling on weaker results. This led to reduced guidance and a dividend cut for the company, which has been suffering from elevated inflation and inventory destocking by its end customers. We anticipate continued cost cutting and brand rationalization to bolster margins as Newell’s end markets come back into balance. Texas utility NRG Energy fell after announcing the acquisition of Vivint Smart Home, a home security and smart home products company, in December. Investors reacted negatively, as Vivint’s focus is outside of NRG’s core business. We exited NRG as the range of outcomes widened because of heightened execution risk. Swiss biopharma Roche’s share price declined as investors anticipated a meaningful slowdown in COVID-19-related sales for the company in 2023.
The portfolio remains weighted toward consumer discretionary and financials, and we have continued to increase our allocation to health care.
Wellington Management Company LLP
Portfolio Managers:
Michael Masdea,
Senior Managing Director,
Partner, and
Head of Investment Science
Brian Barbetta,
Senior Managing Director
and Partner
Wellington’s portion of the fund seeks to invest in companies that drive long-term profit growth through innovation. Our investment philosophy is based on the following beliefs:
•	We believe that investment opportunities can be found independent of economic cycles by focusing on sustainable profit growth driven by innovation and/or key structural trends.

•	We believe that our global industry analysts, individuals who conduct deep fundamental research within the industries they cover, are best positioned to evaluate long-term innovation, secular/structural change, risks, and the quality of management teams, and to engage with them over time.
•	We believe that pricing inefficiencies exist based upon: (1) the shrinking time frame of investors juxtaposed against the long-term compounding of structural growers; (2) markets underestimating the differentiation and therefore sustainable growth of structural winners; (3) markets interpreting macroeconomic strength and weakness as a new or changing structural trend; and (4) differences among management in terms of quality and capabilities.
Over the 12-month period, our portion of the fund outperformed the benchmark index. Both sector allocation and stock selection were additive. An overweight to information technology, an underweight to consumer staples, and lack of exposure to utilities contributed to relative results, while an overweight to health care detracted. Security selection also helped relative results. Strong selection within health care, information technology, and real estate contributed most, while weaker selection within communication services detracted somewhat.
Top individual contributors included NVIDIA, Eli Lily, and Uber Technologies. Notable detractors included Meta Platforms and UnitedHealth Group.
The portfolio ended the period most overweight to consumer discretionary and health care and, by contrast, most underweight to industrials and energy.
We invest in companies that we believe can leverage innovation to grow independently of the economic cycle and therefore control their own destiny. While the global equity markets currently appear to be more macro-driven, with fundamentals less appreciated by investors, we are finding structural growers/innovators trading at attractive multiples that are a great fit for our portfolio. Megatrends we continue to favor include digital transformation, migration to the cloud, leveraging data through artificial intelligence and machine learning, sustainability, direct-to-consumer models, and health care innovation.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	48	3,378	A long-term, active, bottom-up investment approach is used to identify companies that can generate above-average growth in earnings and cash flow.
Pzena Investment Management, LLC	25	1,749	A deep-value approach seeks to determine whether the problems affecting undervalued companies are temporary or permanent.
Wellington Management Company LLP	25	1,710	The advisor uses a bottom-up, fundamental approach to identify companies it believes will drive or benefit from innovation.
Cash Investments	2	133	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2023
Global Equity Fund	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,000.30	$2.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.96	2.13
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Global Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Global Equity Fund	20.22%	5.62%	7.74%	$21,080
MSCI All Country World Index Net	20.80	6.46	7.56	20,721
See Financial Highlights for dividend and capital gains information.

Global Equity Fund
Fund Allocation
As of September 30, 2023
United States	60.2%
United Kingdom	6.8
France	3.9
Japan	3.8
Netherlands	3.2
Germany	2.8
China	2.8
Ireland	2.0
India	1.8
Switzerland	1.5
Taiwan	1.4
South Korea	1.4
Hong Kong	1.3
Brazil	1.2
Sweden	1.1
Canada	1.0
Other	3.8
The table reflects the fund’s investments, except for short-term investments and derivatives.

Global Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.5%)
Australia (0.8%)
	BHP Group Ltd. (XLON)	1,696,037	48,139
	Woodside Energy Group Ltd. (XLON)	437,661	10,112
			58,251
Brazil (1.2%)
	Ambev SA	13,825,610	36,059
	B3 SA - Brasil Bolsa Balcao	12,777,500	31,241
	XP Inc. Class A	717,858	16,547
			83,847
Canada (1.0%)
*	Shopify Inc. Class A (XTSE)	1,032,001	56,316
	Magna International Inc.	194,581	10,432
			66,748
China (2.7%)
*	Alibaba Group Holding Ltd.	6,062,215	65,728
*	Li Auto Inc. Class A	2,458,658	43,876
	Ping An Insurance Group Co. of China Ltd. Class H	5,727,500	32,484
	ANTA Sports Products Ltd.	2,037,800	22,802
	Glodon Co. Ltd. Class A (XSHE)	2,881,230	9,229
	Will Semiconductor Co. Ltd. Shanghai Class A	541,300	6,925
	Will Semiconductor Co. Ltd. Shanghai Class A (XSSC)	299,800	3,835
	China Overseas Land & Investment Ltd.	1,262,500	2,609
			187,488
Denmark (0.4%)
*	Genmab A/S	70,490	24,957
Finland (0.7%)
	Nokia OYJ	10,803,758	40,623
	Nokia OYJ ADR	2,677,936	10,015
			50,638
France (3.8%)
	Cie Generale des Etablissements Michelin SCA	2,224,750	68,093
	Sanofi	404,244	43,406
		Shares	Market Value• ($000)
	Pernod Ricard SA	253,822	42,259
	ArcelorMittal SA	1,380,084	34,552
	Accor SA	951,000	31,986
[1]	Amundi SA	459,548	25,811
	Sartorius Stedim Biotech	66,201	15,750
			261,857
Germany (2.3%)
	BASF SE	1,137,093	51,470
	Daimler Truck Holding AG	1,327,244	45,955
	Fresenius Medical Care AG & Co. KGaA	951,352	40,901
	adidas AG	113,919	19,982
			158,308
Hong Kong (1.3%)
	AIA Group Ltd.	6,114,200	49,446
*	Sands China Ltd.	7,363,600	22,393
	Galaxy Entertainment Group Ltd.	2,934,220	17,557
			89,396
India (1.7%)
[1]	Reliance Industries Ltd. GDR	1,441,078	80,350
	HDFC Bank Ltd.	2,203,042	40,404
			120,754
Ireland (2.0%)
*	Ryanair Holdings plc ADR	785,383	76,347
*	ICON plc ADR	147,794	36,394
*	Flutter Entertainment plc (XDUB)	144,094	23,445
			136,186
Italy (0.5%)
	Enel SpA	5,877,029	36,043
*	Saipem SpA	10,000	15
			36,058
Japan (3.7%)
	Olympus Corp.	3,041,600	39,491
	Resona Holdings Inc.	6,554,600	36,242
	Komatsu Ltd.	1,185,900	31,985
	Shiseido Co. Ltd.	796,500	27,913
	SMC Corp.	61,400	27,523
	Daiichi Sankyo Co. Ltd.	730,000	19,985
	Sysmex Corp.	419,300	19,924
	Keyence Corp.	50,236	18,579
	Nippon Paint Holdings Co. Ltd.	2,206,400	14,818
	CyberAgent Inc.	1,960,900	10,556

Global Equity Fund
		Shares	Market Value• ($000)
	Hoshizaki Corp.	303,200	10,525
			257,541
Netherlands (3.1%)
*	Prosus NV	3,191,644	94,045
	Randstad NV	933,998	51,600
	ING Groep NV	2,877,558	37,926
	ASM International NV	45,954	19,190
*,1	Adyen NV	14,745	10,933
			213,694
Norway (0.5%)
	Schibsted ASA Class A	836,918	18,781
*	Adevinta ASA	1,575,682	15,523
	Schibsted ASA Class B	205,592	4,269
			38,573
Other (0.5%)
[2]	Vanguard Total World Stock ETF	357,447	33,307
Russia (0.0%)
*,3	Sberbank of Russia PJSC	3,912,108	—
*,3	X5 Retail Group NV GDR (Registered)	227,797	—
*,3	VK Co. Ltd. GDR	128,137	—
*,3	Severstal PAO GDR (Registered)	520,152	—
			—
Singapore (0.2%)
*	Sea Ltd. ADR	393,485	17,294
South Korea (1.3%)
*	Coupang Inc.	2,849,810	48,447
	Shinhan Financial Group Co. Ltd.	1,066,425	28,066
	Samsung Electronics Co. Ltd. (XKRX)	333,471	16,858
			93,371
Sweden (1.0%)
	Atlas Copco AB Class B	3,270,066	38,244
	Epiroc AB Class B	1,504,650	24,070
*	Spotify Technology SA	67,169	10,387
			72,701
Switzerland (1.5%)
	Cie Financiere Richemont SA Class A (Registered)	298,928	36,405
	UBS Group AG (Registered)	1,444,830	35,589
	Roche Holding AG	110,704	30,222
			102,216
Taiwan (1.3%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	3,104,000	50,615
	Hon Hai Precision Industry Co. Ltd.	13,321,745	42,939
			93,554
United Kingdom (6.6%)
	CRH plc (SGMX)	1,531,847	84,457
	Shell plc	2,071,925	66,701
	Rio Tinto plc	832,956	52,304
	AstraZeneca plc ADR	701,969	47,537
	HSBC Holdings plc	4,946,844	38,711
	Prudential plc (XLON)	3,245,144	34,883
	Barclays plc	15,265,434	29,423
	Tesco plc	8,971,690	28,857
	Standard Chartered plc	3,132,224	28,809
		Shares	Market Value• ($000)
	J Sainsbury plc	8,369,240	25,773
	NatWest Group plc	7,410,535	21,198
*,4	Farfetch Ltd. Class A	1,929,954	4,034
			462,687
United States (58.4%)
*	Amazon.com Inc.	1,702,226	216,387
	Microsoft Corp.	641,185	202,454
	Mastercard Inc. Class A	342,094	135,438
*	Alphabet Inc. Class A	980,585	128,319
	Martin Marietta Materials Inc.	268,578	110,246
	Elevance Health Inc.	248,554	108,225
	Moody's Corp.	318,362	100,657
	Visa Inc. Class A	392,450	90,267
*	Alphabet Inc. Class C	659,309	86,930
	NVIDIA Corp.	190,275	82,768
	Eli Lilly & Co.	153,236	82,308
*	Meta Platforms Inc. Class A	263,783	79,190
	Service Corp. International	1,183,173	67,606
*	MercadoLibre Inc.	53,044	67,253
*	Adobe Inc.	126,377	64,440
	Lear Corp.	464,132	62,287
	Cognizant Technology Solutions Corp. Class A	892,789	60,478
*	Trade Desk Inc. Class A	766,934	59,936
*	Chipotle Mexican Grill Inc.	32,650	59,809
	UnitedHealth Group Inc.	116,015	58,494
	Edison International	919,973	58,225
	Prologis Inc.	511,295	57,372
	Dow Inc.	970,853	50,057
*	Tesla Inc.	193,104	48,318
	Arthur J Gallagher & Co.	208,065	47,424
*	Netflix Inc.	119,251	45,029
*	Advanced Micro Devices Inc.	426,747	43,878
	Capital One Financial Corp.	447,361	43,416
	Broadridge Financial Solutions Inc.	238,803	42,758
	Wells Fargo & Co.	1,030,355	42,100
*	Monster Beverage Corp.	778,369	41,215
	Teradyne Inc.	402,945	40,480
	S&P Global Inc.	110,627	40,424
	Royalty Pharma plc Class A	1,460,698	39,643
*	Alnylam Pharmaceuticals Inc.	223,658	39,610
*	Uber Technologies Inc.	849,110	39,051
	Equitable Holdings Inc.	1,373,829	39,003
	Analog Devices Inc.	222,508	38,959
	SS&C Technologies Holdings Inc.	738,060	38,778
	Citigroup Inc.	933,692	38,403
*	Charter Communications Inc. Class A	86,942	38,239
*	Aptiv plc	381,566	37,619
	Westinghouse Air Brake Technologies Corp.	349,018	37,090
*	Illumina Inc.	263,545	36,179
*	Markel Group Inc.	24,478	36,044
*	Dynatrace Inc.	741,584	34,654
	Wingstop Inc.	192,216	34,568
	Eaton Corp. plc	161,782	34,505
*	Skyline Champion Corp.	529,743	33,755
	Charles Schwab Corp.	609,160	33,443

Global Equity Fund
		Shares	Market Value• ($000)
*	CBRE Group Inc. Class A	427,899	31,605
*	Cloudflare Inc. Class A	499,069	31,461
	Entegris Inc.	334,706	31,432
*	DoorDash Inc. Class A	395,090	31,398
	Advanced Drainage Systems Inc.	274,898	31,292
*	SiteOne Landscape Supply Inc.	187,028	30,570
*	CoStar Group Inc.	397,456	30,560
	MetLife Inc.	476,240	29,960
	Albemarle Corp.	175,394	29,824
*	Airbnb Inc. Class A	215,923	29,627
*	Match Group Inc.	724,171	28,369
	Bank of America Corp.	1,013,691	27,755
*	Moderna Inc.	267,276	27,607
	Thermo Fisher Scientific Inc.	54,005	27,336
*	Ceridian HCM Holding Inc.	395,279	26,820
*	YETI Holdings Inc.	528,168	25,468
*	MongoDB Inc.	71,829	24,843
	Cognex Corp.	543,944	23,085
	Newell Brands Inc.	2,406,073	21,727
	Estee Lauder Cos. Inc. Class A	140,725	20,342
*	Datadog Inc. Class A	214,964	19,581
*	Intuitive Surgical Inc.	66,605	19,468
	Pool Corp.	54,099	19,265
*	Snap Inc. Class A	2,135,509	19,027
*	Floor & Decor Holdings Inc. Class A	207,991	18,823
	General Electric Co.	165,749	18,324
	Comfort Systems USA Inc.	100,513	17,128
*	Howard Hughes Holdings Inc.	225,603	16,724
	NOV Inc.	763,196	15,951
*	Roku Inc.	225,283	15,903
	Medtronic plc	199,897	15,664
*	Snowflake Inc. Class A	101,813	15,554
*	Shake Shack Inc. Class A	254,668	14,789
[4]	Hannon Armstrong Sustainable Infrastructure Capital Inc.	668,013	14,162
*	Livent Corp.	752,902	13,861
*	REVOLUTION Medicines Inc.	473,421	13,104
*	First Solar Inc.	78,795	12,732
*	Chewy Inc. Class A	690,918	12,616
*	Block Inc. (XNYS)	283,617	12,553
		Shares	Market Value• ($000)
*	Exact Sciences Corp.	175,814	11,994
*	Certara Inc.	753,028	10,949
*	Wayfair Inc. Class A	148,992	9,024
*,4	Stem Inc.	1,761,779	7,470
*	STAAR Surgical Co.	176,616	7,096
*	Novocure Ltd.	239,370	3,866
*,3	ABIOMED Inc. CVR	82,912	85
			4,070,525
Total Common Stocks (Cost $5,777,994)			6,729,951
Preferred Stock (0.5%)
	Volkswagen AG Preference Shares (Cost $40,279)	281,959	32,397
Temporary Cash Investments (2.8%)
Money Market Fund (2.8%)
[5,6]	Vanguard Market Liquidity Fund, 5.391% (Cost $192,461)	1,924,958	192,477
Total Investments (99.8%) (Cost $6,010,734)			6,954,825
Other Assets and Liabilities—Net (0.2%)			15,387
Net Assets (100%)			6,970,212
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $117,094,000, representing 1.7% of net assets.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Security value determined using significant unobservable inputs.
4	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,471,000.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $12,571,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
GDR—Global Depositary Receipt.

Global Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	395	85,429	(3,667)
MSCI EAFE Index	December 2023	341	34,808	(1,177)
MSCI Emerging Markets Index	December 2023	314	15,001	(520)
				(5,364)

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,784,706)	6,729,041
Affiliated Issuers (Cost $226,028)	225,784
Total Investments in Securities	6,954,825
Investment in Vanguard	250
Cash	22,248
Cash Collateral Pledged—Futures Contracts	5,873
Foreign Currency, at Value (Cost $356)	358
Receivables for Investment Securities Sold	9,084
Receivables for Accrued Income	7,225
Receivables for Capital Shares Issued	1,017
Total Assets	7,000,880
Liabilities
Payables for Investment Securities Purchased	10,523
Collateral for Securities on Loan	12,571
Payables to Investment Advisor	3,683
Payables for Capital Shares Redeemed	2,242
Payables to Vanguard	717
Variation Margin Payable—Futures Contracts	358
Deferred Foreign Capital Gains Taxes	574
Total Liabilities	30,668
Net Assets	6,970,212
1 Includes $11,471,000 of securities on loan.
At September 30, 2023, net assets consisted of:

Paid-in Capital	6,310,821
Total Distributable Earnings (Loss)	659,391
Net Assets	6,970,212

Net Assets
Applicable to 238,371,875 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,970,212
Net Asset Value Per Share	$29.24

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	107,215
Dividends—Affiliated Issuers	1,061
Interest—Unaffiliated Issuers	303
Interest—Affiliated Issuers	9,415
Securities Lending—Net	226
Total Income	118,220
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,479
Performance Adjustment	(2,340)
The Vanguard Group—Note C
Management and Administrative	14,948
Marketing and Distribution	386
Custodian Fees	175
Auditing Fees	41
Shareholders’ Reports	123
Trustees’ Fees and Expenses	4
Other Expenses	42
Total Expenses	29,858
Expenses Paid Indirectly	(2)
Net Expenses	29,856
Net Investment Income	88,364
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	1
Investment Securities Sold—Unaffiliated Issuers	9,845
Investment Securities Sold—Affiliated Issuers	6,128
Futures Contracts	9,976
Forward Currency Contracts	5
Foreign Currencies	(36)
Realized Net Gain (Loss)	25,919

Global Equity Fund
Statement of Operations (continued)
Year Ended September 30, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	1,122,486
Investment Securities—Affiliated Issuers	8,329
Futures Contracts	9,587
Foreign Currencies	328
Change in Unrealized Appreciation (Depreciation)	1,140,730
Net Increase (Decrease) in Net Assets Resulting from Operations	1,255,013
1	Dividends are net of foreign withholding taxes of $7,338,000.
2	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $574,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,364	88,288
Realized Net Gain (Loss)	25,919	462,358
Change in Unrealized Appreciation (Depreciation)	1,140,730	(3,028,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,255,013	(2,478,243)
Distributions
Total Distributions	(689,754)	(944,789)
Capital Share Transactions
Issued	561,398	1,050,800
Issued in Lieu of Cash Distributions	603,992	823,880
Redeemed	(1,031,827)	(1,243,098)
Net Increase (Decrease) from Capital Share Transactions	133,563	631,582
Total Increase (Decrease)	698,822	(2,791,450)
Net Assets
Beginning of Period	6,271,390	9,062,840
End of Period	6,970,212	6,271,390

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$27.07	$41.53	$33.31	$30.75	$32.62
Investment Operations
Net Investment Income[1]	.366	.373	.371	.312	.700[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.831	(10.641)	8.939	4.219	(.354)
Total from Investment Operations	5.197	(10.268)	9.310	4.531	.346
Distributions
Dividends from Net Investment Income	(.442)	(.355)	(.254)	(.742)	(.416)
Distributions from Realized Capital Gains	(2.585)	(3.837)	(.836)	(1.229)	(1.800)
Total Distributions	(3.027)	(4.192)	(1.090)	(1.971)	(2.216)
Net Asset Value, End of Period	$29.24	$27.07	$41.53	$33.31	$30.75
Total Return[3]	20.22%	-27.52%	28.29%	15.10%	2.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,970	$6,271	$9,063	$6,809	$6,513
Ratio of Total Expenses to Average Net Assets[4]	0.42%[5]	0.41%[5]	0.45%	0.45%	0.48%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.07%	0.93%	1.02%	2.35%[2]
Portfolio Turnover Rate	25%	84%	28%	22%	49%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.200 and 0.67%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.04%), (0.00%), (0.00%), and 0.02%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.42% and 0.41%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Notes to Financial Statements
Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of

Global Equity Fund
the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2023, the fund’s average investment in forward currency contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period.
The fund had no open forward currency contracts at September 30, 2023.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Global Equity Fund
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

Global Equity Fund
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.	The investment advisory firms Baillie Gifford Overseas Ltd., Pzena Investment Management, LLC, and Wellington Management Company LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years. In accordance with the advisory contracts entered into with Pzena Investment Management, LLC, and Wellington Management Company LLP, beginning October 1, 2023, the investment advisory fees will be subject to quarterly adjustments based on performance relative to the MSCI All Country World Value Index and the MSCI All Country World Growth Index, respectively, since September 30, 2022.
Vanguard manages the cash reserves of the fund as described below.
For the year ended September 30, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net decrease of $2,340,000 (0.03%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $250,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Global Equity Fund
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2023, these arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	4,221,035	—	85	4,221,120
Common Stocks—Other	283,762	2,225,069	—	2,508,831
Preferred Stock	—	32,397	—	32,397
Temporary Cash Investments	192,477	—	—	192,477
Total	4,697,274	2,257,466	85	6,954,825
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	5,364	—	—	5,364
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At September 30, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	5,364	—	5,364
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Global Equity Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2023, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	9,976	—	9,976
Forward Currency Contracts	—	5	5
Realized Net Gain (Loss) on Derivatives	9,976	5	9,981
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	9,587	—	9,587
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	306
Total Distributable Earnings (Loss)	(306)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	70,017
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	907,164
Capital Loss Carryforwards	(318,361)
Qualified Late-Year Losses	—
Other Temporary Differences	571
Total	659,391

Global Equity Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	100,618	167,203
Long-Term Capital Gains	589,136	777,586
Total	689,754	944,789
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,046,971
Gross Unrealized Appreciation	1,558,253
Gross Unrealized Depreciation	(650,400)
Net Unrealized Appreciation (Depreciation)	907,853
H.	During the year ended September 30, 2023, the fund purchased $1,731,291,000 of investment securities and sold $2,185,250,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2023, such purchases were $432,000 and sales were $0, resulting in net realized gain (loss) of $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
I.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)

Issued	19,239	28,008
Issued in Lieu of Cash Distributions	22,537	21,993
Redeemed	(35,076)	(36,575)
Net Increase (Decrease) in Shares Outstanding	6,700	13,426

Global Equity Fund
J.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	186,162	NA1	NA1	50	—	9,415	1	192,477
Vanguard Total World Stock ETF	53,153	317,152	351,405	6,078	8,329	1,061	—	33,307
Total	239,315	317,152	351,405	6,128	8,329	10,476	1	225,784
1	Not applicable—purchases and sales are for temporary cash investment purposes.
K.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
L.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 34.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $100,617,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund distributed $589,136,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $1,977,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1290 112023

Annual Report   |   September 30, 2023
Vanguard Strategic Small-Cap Equity Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Strategic Small-Cap Equity Fund returned 17.11% for the 12 months ended September 30, 2023. The fund outperformed its benchmark index, which returned 12.17%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	Large-capitalization stocks outperformed mid- and small-caps, and the Russell 3000 Growth Index returned more than the Russell 3000 Value Index.
•	Selection in industrials, information technology, and financials drove relative outperformance, while selection in real estate and energy hurt results.
•	For the 10 years ended September 30, 2023, the fund posted an average annual return of 8.32%. This was higher than the benchmark’s return of 7.83%.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard Strategic Small-Cap Equity Fund returned 17.11%. The fund outperformed its benchmark, the MSCI US Small Cap 1750 Index, which returned 12.17%.
Investment environment
Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
The Russell 3000 Index, a benchmark for the entire U.S. stock market, returned 20.46% for the period. Large-capitalization stocks outperformed mid- and small-caps, while growth stocks outpaced value stocks. Stocks outside the United States returned 20.67%, as measured by the FTSE All-World ex US Index.
Overall, yields of U.S. bonds finished higher and their prices lower. The yield for the bellwether 10-year U.S. Treasury, for example, climbed from 3.84% to 4.57%. The broad U.S. investment-grade bond market returned 0.78% (as measured by the Bloomberg U.S. Aggregate Float Adjusted Index).
Investment objective and strategy
Although we consider it important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We compare stocks within industry groups to identify those we believe will outperform over time.
Our strict quantitative approach evaluates a stock’s attractiveness based on several key characteristics, including high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; reasonable valuation—we strive to avoid overpriced stocks; and defensive characteristics—we evaluate heavily shorted stocks, which can signal concerns about future company prospects.
Using these six themes or sub-models, we generate a daily composite stock ranking, seeking to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns and minimize exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to the benchmark).
After extensive research, we enhanced our stock-selection model in February 2023 with a new component driven by artificial intelligence (AI) and applied to each of our six themes. This AI approach relies on a proprietary deep-neural net architecture developed in-house with the purpose of preserving the fundamentally driven approach we espouse, while

2

making our selection process aware of changing economic and market conditions.
The AI forecasts are blended with our traditional scores to generate an ensemble of daily stock rankings. In addition, to properly assess the decisions of the model, we developed a suite of AI interpretability tools that allow us to understand the drivers of the stock scores.
Our successes and shortfalls
During the period, the market rewarded our approach that favors companies with consistent earnings growth at attractive valuations. All six submodels contributed positively to relative performance, with the defensive and valuation submodels doing the best.
Nine of the fund’s 11 industry sectors contributed positively on a relative basis. Industrials performed the best, followed by information technology, which benefited from strong stock selection in software companies. Financials also added significantly to performance, partly due to strong selection in bank stocks.
The portfolio benefited from overweight allocations to Protagonist Therapeutics in health care, Axcelis Technologies and Jabil in information technology, and EMCOR Group and Allison Transmission Holdings in industrials. The greatest shortfalls came from overweight allocations to CommScope Holding Company and Domo in information technology, Sangamo Therapeutics and Nevro in health care, and Hawaiian Electric Industries in utilities.
We believe that the Strategic Small-Cap Equity Fund offers a strong mix of stocks with attractive valuations and growth characteristics relative to its benchmark. Although we recognize that risk can reward or punish us in the near term, we believe that constructing a portfolio that emphasizes our key fundamentals through different market environments will benefit investors over the long term.
We thank you for your investment and look forward to the coming fiscal year.
Cesar Orosco, CFA, Ph.D., Head of Alpha Equity Investments, and
Portfolio Manager
Vanguard Quantitative Equity Group
October 12, 2023
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended September 30, 2023
Strategic Small-Cap Equity Fund	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,015.00	$1.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.77	1.32
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

Strategic Small-Cap Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Strategic Small-Cap Equity Fund	17.11%	4.72%	8.32%	$22,244
MSCI US Small Cap 1750 Index	12.17	4.53	7.83	21,251
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	28,891
See Financial Highlights for dividend and capital gains information.
6

Strategic Small-Cap Equity Fund
Fund Allocation
As of September 30, 2023
Communication Services	2.7%
Consumer Discretionary	12.5
Consumer Staples	3.4
Energy	6.9
Financials	16.2
Health Care	12.8
Industrials	19.6
Information Technology	11.6
Materials	5.1
Real Estate	6.5
Utilities	2.7
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
7

Strategic Small-Cap Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.3%)
Communication Services (2.7%)
*	Yelp Inc.	182,452	7,588
	Iridium Communications Inc.	108,947	4,956
*	TripAdvisor Inc.	205,953	3,415
*	Consolidated Communications Holdings Inc.	805,338	2,754
*	Clear Channel Outdoor Holdings Inc.	1,416,559	2,238
*	ZipRecruiter Inc. Class A	182,421	2,187
*	Cinemark Holdings Inc.	99,158	1,820
*	Playtika Holding Corp.	174,223	1,678
*	Bandwidth Inc. Class A	133,725	1,507
*	Vimeo Inc.	414,935	1,469
*	Bumble Inc. Class A	61,356	915
*	TechTarget Inc.	20,571	625
	Shutterstock Inc.	13,098	498
*	Cardlytics Inc.	29,896	493
*	Lumen Technologies Inc.	341,241	485
*	iHeartMedia Inc. Class A	138,297	437
*	Eventbrite Inc. Class A	42,309	417
*	fuboTV Inc.	151,251	404
*	Skillz Inc.	60,672	309
*	Imax Corp.	14,896	288
*	Cargurus Inc.	15,122	265
			34,748
Consumer Discretionary (12.4%)
	Boyd Gaming Corp.	141,651	8,617
*	AutoNation Inc.	53,403	8,085
	Toll Brothers Inc.	109,211	8,077
	Perdoceo Education Corp.	440,828	7,538
*	Taylor Morrison Home Corp.	160,184	6,825
	KB Home	138,148	6,393
	Murphy USA Inc.	17,515	5,985
*	Tri Pointe Homes Inc.	194,806	5,328
*	Beazer Homes USA Inc.	205,322	5,115
*	Abercrombie & Fitch Co. Class A	90,709	5,113
	Harley-Davidson Inc.	153,648	5,080
	PVH Corp.	65,230	4,991
	Texas Roadhouse Inc.	42,690	4,103
	Travel & Leisure Co.	107,574	3,951
*	frontdoor Inc.	117,848	3,605
*	Skyline Champion Corp.	55,467	3,534
*	Playa Hotels & Resorts NV	484,470	3,508
*	Modine Manufacturing Co.	76,413	3,496
		Shares	Market Value• ($000)
	Buckle Inc.	98,242	3,280
*	Qurate Retail Inc. Series A	5,171,783	3,137
*	Cavco Industries Inc.	11,715	3,112
*	Dave & Buster's Entertainment Inc.	68,670	2,546
*	Malibu Boats Inc. Class A	51,532	2,526
*	M/I Homes Inc.	29,186	2,453
*	Grand Canyon Education Inc.	20,485	2,394
	Patrick Industries Inc.	31,728	2,382
*	Shake Shack Inc. Class A	40,253	2,338
*	Adient plc	61,372	2,252
	Upbound Group Inc.	70,711	2,082
	Macy's Inc.	167,477	1,944
*	Everi Holdings Inc.	146,822	1,941
	Wingstop Inc.	10,715	1,927
	Dana Inc.	117,638	1,726
*	Green Brick Partners Inc.	40,094	1,664
*	Carvana Co.	39,190	1,645
*	Visteon Corp.	11,075	1,529
	Winnebago Industries Inc.	25,662	1,526
*	MasterCraft Boat Holdings Inc.	66,848	1,485
*	Sally Beauty Holdings Inc.	169,437	1,420
	Movado Group Inc.	51,322	1,404
*	American Axle & Manufacturing Holdings Inc.	185,904	1,350
	Monarch Casino & Resort Inc.	18,701	1,161
	Standard Motor Products Inc.	32,734	1,101
*	Bally's Corp.	79,100	1,037
*	SeaWorld Entertainment Inc.	22,285	1,031
*	ODP Corp.	20,959	967
	Jack in the Box Inc.	13,169	909
	Phinia Inc.	31,672	849
*	Stride Inc.	17,446	786
	Carriage Services Inc.	23,086	652
*	BJ's Restaurants Inc.	25,767	605
	Dine Brands Global Inc.	11,616	574
*	2U Inc.	215,859	533
*	Urban Outfitters Inc.	13,460	440
*	Coursera Inc.	20,838	389
*	Chuy's Holdings Inc.	10,834	385
*	Chegg Inc.	35,212	314
*	G-III Apparel Group Ltd.	12,077	301
*	Stitch Fix Inc. Class A	79,598	275
	Valvoline Inc.	8,455	273
8

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Brinker International Inc.	6,591	208
			160,197
Consumer Staples (3.4%)
	Coca-Cola Consolidated Inc.	13,590	8,648
	Energizer Holdings Inc.	181,743	5,823
*	Post Holdings Inc.	59,534	5,104
	John B Sanfilippo & Son Inc.	35,131	3,471
	Ingles Markets Inc. Class A	45,484	3,426
*	Simply Good Foods Co.	63,688	2,199
*	USANA Health Sciences Inc.	36,943	2,165
	PriceSmart Inc.	26,167	1,948
	SpartanNash Co.	74,242	1,633
	Vector Group Ltd.	150,869	1,605
	Turning Point Brands Inc.	54,350	1,255
	Medifast Inc.	16,604	1,243
	Fresh Del Monte Produce Inc.	41,040	1,061
*	elf Beauty Inc.	8,995	988
*	Herbalife Ltd.	47,986	671
*	United Natural Foods Inc.	45,713	646
	Flowers Foods Inc.	26,626	591
*	TreeHouse Foods Inc.	11,965	521
*	Hain Celestial Group Inc.	28,700	298
*	Vita Coco Co. Inc.	10,497	273
*	BellRing Brands Inc.	6,248	258
	Inter Parfums Inc.	1,892	254
*	Duckhorn Portfolio Inc.	20,254	208
			44,289
Energy (6.8%)
*	Par Pacific Holdings Inc.	235,859	8,477
	Helmerich & Payne Inc.	185,414	7,817
	SM Energy Co.	178,518	7,078
	Liberty Energy Inc.	355,143	6,577
*	Weatherford International plc	70,824	6,398
	Viper Energy Partners LP	212,066	5,912
*	Oceaneering International Inc.	196,235	5,047
	Murphy Oil Corp.	108,711	4,930
	Equitrans Midstream Corp.	440,264	4,125
*	US Silica Holdings Inc.	275,171	3,864
	NOV Inc.	175,002	3,658
	Range Resources Corp.	111,979	3,629
	World Kinect Corp.	141,965	3,184
	Marathon Oil Corp.	96,753	2,588
	International Seaways Inc.	55,083	2,479
	Vitesse Energy Inc.	91,531	2,095
	PBF Energy Inc. Class A	35,930	1,923
*	Nabors Industries Ltd. (XNYS)	12,126	1,493
*	Plains GP Holdings LP Class A	91,974	1,483
	Select Water Solutions Inc.	156,140	1,241
*	DMC Global Inc.	35,431	867
	Delek US Holdings Inc.	23,238	660
*	ProPetro Holding Corp.	51,087	543
	CONSOL Energy Inc.	5,118	537
	Berry Corp.	62,769	515
	Archrock Inc.	26,141	329
	RPC Inc.	35,524	318
*	REX American Resources Corp.	6,745	275
			88,042
		Shares	Market Value• ($000)
Financials (16.1%)
	MGIC Investment Corp.	571,705	9,542
	Essent Group Ltd.	194,241	9,186
	Affiliated Managers Group Inc.	67,577	8,808
	CNO Financial Group Inc.	364,593	8,652
	Axis Capital Holdings Ltd.	150,702	8,495
	Stifel Financial Corp.	137,619	8,455
	OFG Bancorp	280,790	8,384
	Popular Inc.	124,883	7,869
	Unum Group	153,356	7,544
	FNB Corp.	640,310	6,909
	Synovus Financial Corp.	211,708	5,885
	Pathward Financial Inc.	126,740	5,841
	International Bancshares Corp.	132,911	5,760
*	Genworth Financial Inc. Class A	900,679	5,278
	Hancock Whitney Corp.	125,201	4,631
	Banner Corp.	106,234	4,502
	SLM Corp.	318,131	4,333
*	AvidXchange Holdings Inc.	449,197	4,258
	BOK Financial Corp.	51,156	4,091
*	Mr Cooper Group Inc.	74,178	3,973
	Westamerica BanCorp.	88,821	3,841
*	NMI Holdings Inc. Class A	139,408	3,777
	Radian Group Inc.	145,172	3,645
	Columbia Banking System Inc.	177,442	3,602
	New York Community Bancorp Inc.	245,116	2,780
	S&T Bancorp Inc.	98,734	2,674
	Virtu Financial Inc. Class A	153,257	2,647
*	Enstar Group Ltd.	10,814	2,617
	Jackson Financial Inc. Class A	63,371	2,422
*	PROG Holdings Inc.	69,337	2,303
	First Financial Corp.	65,756	2,223
	Central Pacific Financial Corp.	130,084	2,170
	First Financial Bancorp	108,936	2,135
	Employers Holdings Inc.	51,207	2,046
*	Cannae Holdings Inc.	107,607	2,006
	Virtus Investment Partners Inc.	9,002	1,818
*	Affirm Holdings Inc.	82,258	1,750
*	International Money Express Inc.	102,648	1,738
	First Merchants Corp.	62,130	1,728
	Victory Capital Holdings Inc. Class A	50,228	1,675
*	LendingTree Inc.	105,507	1,635
	Heartland Financial USA Inc.	54,798	1,613
	Towne Bank	66,065	1,515
*	Palomar Holdings Inc.	29,503	1,497
	Wintrust Financial Corp.	17,881	1,350
*	Customers Bancorp Inc.	32,960	1,135
	James River Group Holdings Ltd.	71,766	1,102
	Navient Corp.	60,107	1,035
	Horizon Bancorp Inc.	92,315	986
*	Enova International Inc.	19,019	967
	WesBanco Inc.	38,480	940
	Byline Bancorp Inc.	45,507	897
	Berkshire Hills Bancorp Inc.	44,668	896
*	Shift4 Payments Inc. Class A	14,585	808

9

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
	Old Republic International Corp.	29,797	803
	OceanFirst Financial Corp.	54,607	790
	Fulton Financial Corp.	60,650	734
	First BanCorp (XNYS)	54,126	729
	Janus Henderson Group plc	27,041	698
*	Green Dot Corp. Class A	46,317	645
*	SiriusPoint Ltd.	62,318	634
	Veritex Holdings Inc.	33,561	602
	1st Source Corp.	13,795	581
	Brightsphere Investment Group Inc.	29,205	566
*	Open Lending Corp.	65,282	478
	Heritage Financial Corp.	26,642	434
	Hanmi Financial Corp.	26,287	427
	Heritage Commerce Corp.	39,900	338
	First American Financial Corp.	5,900	333
	TrustCo Bank Corp. NY	11,695	319
	WSFS Financial Corp.	8,488	310
*	StoneX Group Inc.	3,203	310
*	Upstart Holdings Inc.	9,555	273
	BGC Group Inc. Class A	48,621	257
			208,630
Health Care (12.7%)
*	Ionis Pharmaceuticals Inc.	226,175	10,259
*	Tenet Healthcare Corp.	140,990	9,290
*	Alkermes plc	289,527	8,110
*	Medpace Holdings Inc.	30,827	7,464
*	Merit Medical Systems Inc.	91,837	6,339
*	CorVel Corp.	32,014	6,296
	Bruker Corp.	96,426	6,007
*	Option Care Health Inc.	169,567	5,485
*	Inspire Medical Systems Inc.	25,625	5,085
*	Veradigm Inc.	368,620	4,844
*	Exelixis Inc.	162,188	3,544
*	Health Catalyst Inc.	328,054	3,320
*	ACADIA Pharmaceuticals Inc.	153,181	3,192
	Perrigo Co. plc	89,305	2,853
*	Ultragenyx Pharmaceutical Inc.	71,192	2,538
*	Fate Therapeutics Inc.	1,174,776	2,491
*	PetIQ Inc.	125,163	2,466
*	PTC Therapeutics Inc.	110,006	2,465
*	Coherus Biosciences Inc.	635,202	2,376
	HealthStream Inc.	109,311	2,359
*	GoodRx Holdings Inc. Class A	413,652	2,329
*	ImmunoGen Inc.	143,554	2,278
*	Phreesia Inc.	114,379	2,137
	Premier Inc. Class A	98,966	2,128
*	Haemonetics Corp.	22,530	2,018
*	AtriCure Inc.	43,637	1,911
*	Enanta Pharmaceuticals Inc.	170,665	1,906
*	2seventy bio Inc.	477,834	1,873
*	Pediatrix Medical Group Inc.	146,164	1,858
*	Nevro Corp.	91,092	1,751
*	Addus HomeCare Corp.	20,217	1,722
*	Avanos Medical Inc.	80,951	1,637
*	MiMedx Group Inc.	221,065	1,612
*	Inovio Pharmaceuticals Inc.	4,055,808	1,578
*	Vir Biotechnology Inc.	159,624	1,496
		Shares	Market Value• ($000)
*,1	Novavax Inc.	203,578	1,474
*	Axonics Inc.	26,232	1,472
*	Natera Inc.	33,156	1,467
*	OraSure Technologies Inc.	232,457	1,378
*	FibroGen Inc.	1,595,237	1,377
*	Altimmune Inc.	522,438	1,358
*	MacroGenics Inc.	264,878	1,234
*	Sangamo Therapeutics Inc.	2,027,619	1,216
*	Integra LifeSciences Holdings Corp.	30,168	1,152
*	Zimvie Inc.	121,598	1,144
*	Agenus Inc.	969,716	1,096
*	Vanda Pharmaceuticals Inc.	248,672	1,074
*	LivaNova plc	20,235	1,070
*	BioCryst Pharmaceuticals Inc.	135,931	962
*	Arrowhead Pharmaceuticals Inc.	35,371	950
*	uniQure NV	140,877	945
*	Community Health Systems Inc.	321,968	934
*	Quanterix Corp.	34,000	923
*,1	NanoString Technologies Inc.	522,901	899
*	Mirati Therapeutics Inc.	18,670	813
*	Alector Inc.	120,979	784
*	Y-mAbs Therapeutics Inc.	143,155	780
*	Travere Therapeutics Inc.	84,088	752
*	Atara Biotherapeutics Inc.	500,247	740
*	CytomX Therapeutics Inc.	555,119	716
*	SI-BONE Inc.	33,380	709
*	Puma Biotechnology Inc.	227,827	599
*	Inogen Inc.	113,916	595
*	Deciphera Pharmaceuticals Inc.	44,898	571
*	Omnicell Inc.	11,806	532
*	CareDx Inc.	73,790	517
*	Nurix Therapeutics Inc.	65,684	516
*	Lantheus Holdings Inc.	7,199	500
*	Nektar Therapeutics	763,309	455
	Chemed Corp.	850	442
*	Heron Therapeutics Inc.	376,102	387
*	AngioDynamics Inc.	51,850	379
*	Pennant Group Inc.	34,052	379
*	Enovis Corp.	6,948	366
*	Bridgebio Pharma Inc.	13,836	365
*	STAAR Surgical Co.	8,657	348
*	Editas Medicine Inc.	43,327	338
*	Pulmonx Corp.	31,362	324
*	iRhythm Technologies Inc.	3,429	323
*	NGM Biopharmaceuticals Inc.	302,301	323
*	Emergent BioSolutions Inc.	86,721	295
*	Amneal Pharmaceuticals Inc.	69,393	293
*	Cara Therapeutics Inc.	172,765	290
*	Computer Programs and Systems Inc.	18,021	287
*	Twist Bioscience Corp.	14,063	285
*,1	Vaxart Inc.	361,973	273
*	Agios Pharmaceuticals Inc.	10,867	269
*	Hims & Hers Health Inc.	41,650	262
*	Amylyx Pharmaceuticals Inc.	13,714	251
*	Surmodics Inc.	7,625	245
*	Supernus Pharmaceuticals Inc.	8,798	243

10

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Globus Medical Inc. Class A	4,523	225
*	Codexis Inc.	106,909	202
*	Joint Corp.	22,122	199
*	Atea Pharmaceuticals Inc.	64,273	193
*	Assembly Biosciences Inc.	212,676	188
*	Precision BioSciences Inc.	500,660	171
*	Scilex Holding Co. (XNCM)	74,374	104
			164,970
Industrials (19.5%)
	EMCOR Group Inc.	55,686	11,716
	Ryder System Inc.	92,663	9,910
	Allison Transmission Holdings Inc.	166,952	9,860
	Applied Industrial Technologies Inc.	55,524	8,585
*	GMS Inc.	129,902	8,310
*	Atkore Inc.	50,422	7,522
	Acuity Brands Inc.	41,950	7,144
*	Kirby Corp.	81,021	6,709
*	Beacon Roofing Supply Inc.	85,348	6,586
	Terex Corp.	112,577	6,487
	Watts Water Technologies Inc. Class A	36,886	6,375
	Apogee Enterprises Inc.	133,569	6,288
	H&E Equipment Services Inc.	139,969	6,045
	UFP Industries Inc.	56,425	5,778
	Griffon Corp.	132,864	5,271
*	Upwork Inc.	453,895	5,156
	Brady Corp. Class A	90,258	4,957
*	ExlService Holdings Inc.	175,685	4,926
	Ennis Inc.	230,340	4,888
	Vertiv Holdings Co.	127,040	4,726
	Alamo Group Inc.	22,103	3,821
*	Legalzoom.com Inc.	340,615	3,726
*	MRC Global Inc.	362,271	3,713
*	Manitowoc Co. Inc.	244,915	3,686
*	JELD-WEN Holding Inc.	273,342	3,652
*	Clean Harbors Inc.	21,516	3,601
*	Hub Group Inc. Class A	45,740	3,592
	Valmont Industries Inc.	14,871	3,572
*	American Woodmark Corp.	42,073	3,181
	Heidrick & Struggles International Inc.	121,535	3,041
	Comfort Systems USA Inc.	17,750	3,025
*	Masterbrand Inc.	244,237	2,967
*	Alaska Air Group Inc.	75,492	2,799
*	NOW Inc.	227,944	2,706
*	Sterling Infrastructure Inc.	35,942	2,641
	AGCO Corp.	21,834	2,583
	EnerSys	27,204	2,575
*	Thermon Group Holdings Inc.	90,032	2,473
*	Cimpress plc	35,314	2,472
	Herc Holdings Inc.	20,770	2,470
	Arcosa Inc.	32,524	2,338
	Wabash National Corp.	106,240	2,244
	Allegiant Travel Co.	29,116	2,238
*	PGT Innovations Inc.	79,734	2,213
	Encore Wire Corp.	11,809	2,155
*	SkyWest Inc.	47,470	1,991
	Brink's Co.	27,293	1,983
	Enerpac Tool Group Corp.	71,613	1,893
	Steelcase Inc. Class A	154,685	1,728
*	Enviri Corp.	236,949	1,711
	ManpowerGroup Inc.	23,194	1,701
		Shares	Market Value• ($000)
	Marten Transport Ltd.	85,052	1,676
*	Sun Country Airlines Holdings Inc.	110,857	1,645
*	DXP Enterprises Inc.	44,791	1,565
*	MYR Group Inc.	11,211	1,511
*	TrueBlue Inc.	100,478	1,474
	nVent Electric plc	27,115	1,437
*	SP Plus Corp.	39,066	1,410
	Air Lease Corp.	35,742	1,409
	Curtiss-Wright Corp.	6,542	1,280
	Woodward Inc.	10,166	1,263
*	Forrester Research Inc.	40,497	1,170
*	Liquidity Services Inc.	61,015	1,075
	Standex International Corp.	7,272	1,059
	ACCO Brands Corp.	181,922	1,044
	Boise Cascade Co.	9,840	1,014
	Interface Inc.	98,534	967
	Resources Connection Inc.	63,817	952
	Rush Enterprises Inc. Class A	22,937	937
*	Saia Inc.	2,321	925
*	TaskUS Inc. Class A	82,355	855
	Hyster-Yale Materials Handling Inc.	16,135	719
	CSG Systems International Inc.	13,898	710
	Tennant Co.	8,674	643
*	SPX Technologies Inc.	6,654	542
	Greenbrier Cos. Inc.	12,291	492
	Franklin Electric Co. Inc.	4,756	424
*	Janus International Group Inc.	37,605	402
	Columbus McKinnon Corp.	9,876	345
*	Huron Consulting Group Inc.	3,234	337
*	Masonite International Corp.	3,424	319
*	Daseke Inc.	60,819	312
*	Titan Machinery Inc.	9,769	260
	WESCO International Inc.	1,716	247
			252,150
Information Technology (11.5%)
*	Blackline Inc.	129,951	7,208
*	Pure Storage Inc. Class A	192,733	6,865
*	Nutanix Inc. Class A	188,788	6,585
*	SMART Global Holdings Inc.	253,086	6,163
*	Manhattan Associates Inc.	30,660	6,060
*	CommVault Systems Inc.	85,754	5,798
*	Cirrus Logic Inc.	70,337	5,202
	Jabil Inc.	38,030	4,826
*	CommScope Holding Co. Inc.	1,385,225	4,654
*	BigCommerce Holdings Inc. Series 1	441,646	4,359
*	Arlo Technologies Inc.	368,812	3,799
*	Sanmina Corp.	69,002	3,745
*	Rapid7 Inc.	80,442	3,683
*	RingCentral Inc. Class A	112,165	3,323
*	ACM Research Inc. Class A	179,645	3,252
*	Synaptics Inc.	36,143	3,233
*	Q2 Holdings Inc.	98,975	3,194
*	Domo Inc. Class B	320,142	3,141
*	Itron Inc.	51,051	3,093
*	Diodes Inc.	37,552	2,961
*	Teradata Corp.	63,536	2,860
*	Zuora Inc. Class A	339,833	2,800

11

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	MaxLinear Inc.	122,933	2,735
*	Yext Inc.	421,783	2,670
*	Everbridge Inc.	112,650	2,526
*	NETGEAR Inc.	198,021	2,493
*	Kyndryl Holdings Inc.	160,148	2,418
*	LiveRamp Holdings Inc.	81,836	2,360
*	ePlus Inc.	36,091	2,292
	Pegasystems Inc.	47,720	2,072
	Amkor Technology Inc.	91,380	2,065
	Benchmark Electronics Inc.	79,054	1,918
*	Infinera Corp.	436,203	1,823
*	ScanSource Inc.	55,008	1,667
*	Smartsheet Inc. Class A	39,218	1,587
	Xerox Holdings Corp.	98,705	1,549
*	Fabrinet	8,704	1,450
	A10 Networks Inc.	89,142	1,340
*	Tenable Holdings Inc.	27,554	1,234
*	LivePerson Inc.	293,967	1,144
*	Sprinklr Inc. Class A	78,158	1,082
*	Semtech Corp.	40,392	1,040
*	FARO Technologies Inc.	67,825	1,033
*	Magnachip Semiconductor Corp.	114,468	951
*	Cohu Inc.	25,946	894
*	Upland Software Inc.	182,511	843
*	PROS Holdings Inc.	23,377	809
*	nLight Inc.	77,079	802
*	FormFactor Inc.	22,487	786
*	TTM Technologies Inc.	58,649	755
*	Unisys Corp.	212,935	735
*	Ribbon Communications Inc.	259,000	694
*	CS Disco Inc.	92,165	612
*	Weave Communications Inc.	73,592	600
*	PDF Solutions Inc.	17,806	577
*	Veeco Instruments Inc.	19,330	543
*	Xperi Inc.	50,448	497
*	SecureWorks Corp. Class A	76,277	474
*	Ultra Clean Holdings Inc.	15,927	473
*	Squarespace Inc. Class A	15,694	455
*	Alpha & Omega Semiconductor Ltd.	11,803	352
*	Aeva Technologies Inc.	444,352	340
	PC Connection Inc.	6,356	339
	Avnet Inc.	5,912	285
*	Brightcove Inc.	86,508	285
*	8x8 Inc.	88,280	222
	ON24 Inc.	32,548	206
*	Digital Turbine Inc.	30,419	184
			149,015
Materials (5.1%)
	Eagle Materials Inc.	59,544	9,915
	SunCoke Energy Inc.	709,819	7,205
	Commercial Metals Co.	110,547	5,462
	Ryerson Holding Corp.	147,275	4,284
	Warrior Met Coal Inc.	81,469	4,162
	United States Steel Corp.	122,946	3,993
	Chemours Co.	127,485	3,576
	AdvanSix Inc.	113,891	3,540
	Innospec Inc.	27,599	2,821
*	Ecovyst Inc.	274,038	2,697
*	Axalta Coating Systems Ltd.	88,217	2,373
	NewMarket Corp.	4,918	2,238
	Ashland Inc.	26,927	2,199
	Koppers Holdings Inc.	47,223	1,868
		Shares	Market Value• ($000)
	Alpha Metallurgical Resources Inc.	5,324	1,383
	Trinseo plc	160,517	1,312
*	O-I Glass Inc.	66,480	1,112
	Greif Inc. Class A	15,302	1,022
	Schnitzer Steel Industries Inc. Class A	31,179	868
	Myers Industries Inc.	39,147	702
	Hawkins Inc.	9,500	559
	Carpenter Technology Corp.	7,977	536
	Materion Corp.	4,537	462
	Sonoco Products Co.	8,262	449
	Worthington Industries Inc.	5,990	370
	Element Solutions Inc.	14,754	289
	Orion SA	12,861	274
			65,671
Real Estate (6.4%)
	Brixmor Property Group Inc.	408,254	8,483
	RLJ Lodging Trust	794,233	7,775
	Park Hotels & Resorts Inc.	630,717	7,770
	DiamondRock Hospitality Co.	709,269	5,695
	Cousins Properties Inc.	257,812	5,252
	Kilroy Realty Corp.	131,312	4,151
	Kite Realty Group Trust	183,873	3,938
	Broadstone Net Lease Inc.	258,465	3,696
	American Assets Trust Inc.	184,841	3,595
	EPR Properties	83,785	3,480
	Apple Hospitality REIT Inc.	219,144	3,362
	Universal Health Realty Income Trust	66,190	2,676
*	Forestar Group Inc.	81,188	2,187
*	Opendoor Technologies Inc.	768,893	2,030
	Xenia Hotels & Resorts Inc.	172,249	2,029
	Tanger Factory Outlet Centers Inc.	87,994	1,989
	Acadia Realty Trust	123,404	1,771
	Armada Hoffler Properties Inc.	141,089	1,445
	Highwoods Properties Inc.	66,515	1,371
*	Redfin Corp.	164,342	1,157
	Chatham Lodging Trust	106,553	1,020
	Summit Hotel Properties Inc.	172,525	1,001
*	Anywhere Real Estate Inc.	142,357	915
	RE/MAX Holdings Inc. Class A	70,626	914
	Alexander & Baldwin Inc.	52,436	877
	Newmark Group Inc. Class A	132,466	852
	SITE Centers Corp.	66,726	823
	Piedmont Office Realty Trust Inc. Class A	140,387	789
	One Liberty Properties Inc.	37,488	707
	Service Properties Trust	69,181	532
*	Compass Inc. Class A	180,724	524
	eXp World Holdings Inc.	19,187	312
	Plymouth Industrial REIT Inc.	14,447	303
			83,421
Utilities (2.7%)
	National Fuel Gas Co.	173,470	9,005
	Black Hills Corp.	152,210	7,700
	Otter Tail Corp.	58,003	4,404
	New Jersey Resources Corp.	92,812	3,771

12

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
	Unitil Corp.	83,684	3,574
	ALLETE Inc.	46,622	2,462
	Chesapeake Utilities Corp.	15,595	1,524
	MGE Energy Inc.	21,977	1,506
	Avista Corp.	31,948	1,034
			34,980
Total Common Stocks (Cost $1,232,052)			1,286,113
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[2,3]	Vanguard Market Liquidity Fund, 5.391% (Cost $11,408)	114,101	11,409
Total Investments (100.2%) (Cost $1,243,460)			1,297,522
Other Assets and Liabilities—Net (-0.2%)			(3,224)
Net Assets (100%)			1,294,298
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,182,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $2,487,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2023	92	8,274	60

See accompanying Notes, which are an integral part of the Financial Statements.
13

Strategic Small-Cap Equity Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,232,052)	1,286,113
Affiliated Issuers (Cost $11,408)	11,409
Total Investments in Securities	1,297,522
Investment in Vanguard	46
Cash	1,000
Cash Collateral Pledged—Futures Contracts	583
Receivables for Investment Securities Sold	1,433
Receivables for Accrued Income	1,149
Receivables for Capital Shares Issued	490
Total Assets	1,302,223
Liabilities
Payables for Investment Securities Purchased	4,680
Collateral for Securities on Loan	2,487
Payables for Capital Shares Redeemed	570
Payables to Vanguard	139
Variation Margin Payable—Futures Contracts	49
Total Liabilities	7,925
Net Assets	1,294,298
1 Includes $2,182,000 of securities on loan.
At September 30, 2023, net assets consisted of:

Paid-in Capital	1,212,709
Total Distributable Earnings (Loss)	81,589
Net Assets	1,294,298

Net Assets
Applicable to 39,023,022 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,294,298
Net Asset Value Per Share	$33.17

See accompanying Notes, which are an integral part of the Financial Statements.
14

Strategic Small-Cap Equity Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends[1]	19,687
Interest[2]	335
Securities Lending—Net	144
Total Income	20,166
Expenses
The Vanguard Group—Note B
Investment Advisory Services	347
Management and Administrative	2,965
Marketing and Distribution	81
Custodian Fees	16
Auditing Fees	30
Shareholders’ Reports	60
Trustees’ Fees and Expenses	1
Other Expenses	16
Total Expenses	3,516
Expenses Paid Indirectly	(3)
Net Expenses	3,513
Net Investment Income	16,653
Realized Net Gain (Loss)
Investment Securities Sold[2]	34,803
Futures Contracts	(96)
Realized Net Gain (Loss)	34,707
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	151,682
Futures Contracts	683
Change in Unrealized Appreciation (Depreciation)	152,365
Net Increase (Decrease) in Net Assets Resulting from Operations	203,725
1	Dividends are net of foreign withholding taxes of $54,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $312,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Strategic Small-Cap Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,653	18,192
Realized Net Gain (Loss)	34,707	101,876
Change in Unrealized Appreciation (Depreciation)	152,365	(351,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	203,725	(230,965)
Distributions
Total Distributions	(90,442)	(277,283)
Capital Share Transactions
Issued	254,113	355,042
Issued in Lieu of Cash Distributions	79,897	246,930
Redeemed	(347,057)	(519,024)
Net Increase (Decrease) from Capital Share Transactions	(13,047)	82,948
Total Increase (Decrease)	100,236	(425,300)
Net Assets
Beginning of Period	1,194,062	1,619,362
End of Period	1,294,298	1,194,062

See accompanying Notes, which are an integral part of the Financial Statements.
16

Strategic Small-Cap Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.44	$43.90	$28.48	$31.41	$40.21
Investment Operations
Net Investment Income[1]	.413	.462	.435	.392	.393
Net Realized and Unrealized Gain (Loss) on Investments	4.669	(6.143)	15.424	(1.955)	(5.888)
Total from Investment Operations	5.082	(5.681)	15.859	(1.563)	(5.495)
Distributions
Dividends from Net Investment Income	(.366)	(.507)	(.439)	(.393)	(.378)
Distributions from Realized Capital Gains	(1.986)	(7.272)	—	(.974)	(2.927)
Total Distributions	(2.352)	(7.779)	(.439)	(1.367)	(3.305)
Net Asset Value, End of Period	$33.17	$30.44	$43.90	$28.48	$31.41
Total Return[2]	17.11%	-16.24%	56.05%	-5.55%	-12.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,294	$1,194	$1,619	$1,029	$1,395
Ratio of Total Expenses to Average Net Assets	0.26%[3]	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.24%	1.08%	1.35%	1.22%
Portfolio Turnover Rate	69%	72%	76%	66%	67%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.26%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Strategic Small-Cap Equity Fund
Notes to Financial Statements
Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
18

Strategic Small-Cap Equity Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
19

Strategic Small-Cap Equity Fund
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $46,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
20

Strategic Small-Cap Equity Fund
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	847
Total Distributable Earnings (Loss)	(847)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,495
Undistributed Long-Term Gains	16,381
Net Unrealized Gains (Losses)	53,713
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	81,589
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	14,055	64,350
Long-Term Capital Gains	76,387	212,933
Total	90,442	277,283
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,243,809
Gross Unrealized Appreciation	210,908
Gross Unrealized Depreciation	(157,195)
Net Unrealized Appreciation (Depreciation)	53,713
21

Strategic Small-Cap Equity Fund
F.	During the year ended September 30, 2023, the fund purchased $930,453,000 of investment securities and sold $1,017,643,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2023, such purchases were $152,000 and sales were $11,560,000, resulting in net realized loss of $2,439,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)

Issued	7,599	9,044
Issued in Lieu of Cash Distributions	2,537	6,602
Redeemed	(10,345)	(13,298)
Net Increase (Decrease) in Shares Outstanding	(209)	2,348
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Small-Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Small-Cap Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 91.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $14,055,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund distributed $76,797,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $76,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6150 112023

Annual Report  |  September 30, 2023
Vanguard International Core Stock Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard International Core Stock Fund returned 19.47% for Investor Shares and 19.65% for Admiral Shares, lagging the 20.39% return of its benchmark index.
•	Early on, inflation in many developed markets began to ease off multidecade highs amid aggressive interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	Despite a surge in the last quarter, the U.S. dollar weakened relative to most major currencies (with the notable exception of the Japanese yen) for the 12 months. This boosted returns from overseas securities for U.S.-based investors. The fund posted positive returns across most of the regions and countries it was invested in.
•	All sectors in the fund posted positive returns, and more than half were in double digits. The fund’s stock selection in industrials and financials contributed the most to relative performance. Selection in information technology and health care detracted the most.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard International Core Stock Fund returned 19.47% for Investor Shares and 19.65% for Admiral Shares, slightly underperforming the 20.39% return of its benchmark, the MSCI All Country World Index ex USA.
The investment environment
In the fourth quarter of 2022, global equities rose as investors were encouraged by milder inflation. In contrast, market sentiment was dented by anxiety about tighter central bank policies amid weakening global economic growth and cautious corporate commentary that added to signs of recession.
In the first quarter of 2023, economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Global central banks coordinated efforts to boost liquidity in the financial system after the collapse of two U.S. regional banks and Credit Suisse rattled financial markets and exposed vulnerabilities in the banking industry. Decisive action by regulators eased liquidity fears, but the turmoil increased the likelihood of more stringent financing conditions in the near term as banks strengthen their lending standards and bolster their liquidity.
In the second quarter, global economies and labor markets remained resilient despite the challenges of geopolitical instability, elevated inflation, tightening credit conditions, and the rapid rise in interest rates. Declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices kept pressure on central banks to keep interest rates higher for longer—the leaders of the U.S. Federal Reserve, the European Central Bank, and the Bank of England reaffirmed that further policy tightening was needed to bring down inflation, indicating that lower inflation can be achieved without triggering recession.
In the third quarter, market sentiment was dented by concerns about the health of China’s economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. Global central banks varied their approaches to monetary policy in response to differing rates of inflation and economic growth across countries and regions.
Our successes and shortfalls
The fund’s benchmark-relative underperformance was primarily driven by stock selection in the information technology, health care, and utilities sectors. These selections were partially offset by the stronger performance of our selection in industrials and financials. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative results. Our underweight to information technology detracted most. This was partially offset

2

by an underweight to consumer staples and an overweight to industrials.
At the issuer level, the most significant relative contributors included overweight positions in MUFG and Commerzbank. Shares of MUFG, a Japanese bank, rose after the Bank of Japan unexpectedly broadened its yield-curve control tolerance range; banks and insurers are seen as beneficiaries of higher government bond yields.
Shares of German bank Commerzbank rose amid rising global interest rates. In March, the company provided updated full-year 2024 operating profit guidance above its prior range; we continue to hold the stock given its improved capital position and focus on profitability targets.
Our underweight allocation to Novo Nordisk and overweight to China Longyuan Power were the top detractors. Shares of Novo Nordisk, a Danish multinational pharmaceutical company, rose during the period. The company reported positive topline results from a clinical trial of obesity drug Semaglutide, a GLP-1 medication, as a supplement to the standard of care for the prevention of major adverse cardiovascular events. Shares of China Longyuan Power, the largest renewable energy operator in China, declined; the prolonged subsidy receivable issues for China’s renewable developers weighed on the stock price. We eliminated the position in August.
Investment philosophy and process
We believe that generating alpha over the long run requires a multidisciplinary approach that is flexible, opportunistic, and not beholden to a single framework to define our investable universe. We believe maintaining a broad mosaic of inputs from experts across the firm can provide greater confidence in our investment decision-making and increase the odds of success. We believe a thoughtful and prudent approach to risk management can help reduce the severity of performance drawdowns and avoid compounding mistakes.
We seek to identify the best investment ideas from multiple pools of alpha across Wellington’s platform and we do this by deliberately assembling a team of investment professionals from multiple disciplines and regions. This approach provides diversity to our discussions, helps build necessary conviction, and improves our decision-making.
Each decision we make in the portfolio is supported by multiple pillars of conviction and ballasted by a portfolio construction process that seeks to minimize large concentrations of risk. This ensures that the majority of portfolio risk and relative returns are driven by stock-specific factors. Over time, we believe this process leads to higher-quality and more consistent risk-adjusted investment outcomes.
While collective support across our process inputs is required for an idea to move forward in the portfolio, the initial source of an idea can come from any of the primary sources of conviction. Each week, our team will discuss and debate ideas surfaced by our quantitative model,
3

upgrades or downgrades by our global industry analysts, and buys/sells implemented across global or regional portfolios. Additionally, our ESG team not only helps us engage with management teams but also brings investment ideas directly to us for consideration. These are all rich sources of potential alpha for the portfolio. By maintaining a broad mosaic of research inputs that feed into a robust filtering process to help us focus our research efforts, we can ensure the portfolio always reflects the best ideas from across our international opportunity set.
Through this multidisciplinary process, we seek to build a portfolio of 70–100 stocks based on a balanced consideration of risk relative to our underlying universe, utilizing risk-weighted position sizing as well as our quantitative risk engine to determine and adjust position sizes across the portfolio. We carefully manage the risk profile of the portfolio to limit risk factors that could impact the approach, and we view the highly risk-aware nature of the approach as essential to accomplishing outperformance.
Kenneth L. Abrams,
Senior Managing Director and
Equity Portfolio Manager
F. Halsey Morris, CFA,
Senior Managing Director and
Global Industry Analyst
Anna E. Lundén, CFA,
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
October 11, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
International Core Stock Fund
Investor Shares	$1,000.00	$990.30	$2.39
Admiral™ Shares	1,000.00	990.70	1.90
Based on Hypothetical 5% Yearly Return
International Core Stock Fund
Investor Shares	$1,000.00	$1,022.66	$2.43
Admiral Shares	1,000.00	1,023.16	1.93
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.38% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

International Core Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2019, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Since Inception (10/16/2019)	Final Value of a $10,000 Investment
International Core Stock Fund Investor Shares	19.47%	5.11%	$12,179
MSCI All Country World Index ex USA	20.39	3.20	11,325
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (10/16/2019)	Final Value of a $50,000 Investment
International Core Stock Fund Admiral Shares	19.65%	5.21%	$61,135
MSCI All Country World Index ex USA	20.39	3.20	56,627
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

International Core Stock Fund
Fund Allocation
As of September 30, 2023

Japan	14.5%
United Kingdom	12.6
China	8.5
Germany	6.8
Canada	6.3
India	6.2
Netherlands	5.6
South Korea	3.2
Taiwan	3.2
Australia	3.2
Switzerland	3.1
Denmark	3.0
France	2.7
Sweden	2.6
Brazil	2.5
Spain	2.2
Hong Kong	2.0
Singapore	1.4
Ireland	1.3
Norway	1.2
Mexico	1.2
Indonesia	1.0
Other	5.7
The table reflects the fund’s investments, except for short-term investments.
8

International Core Stock Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.9%)
Australia (3.2%)
	BHP Group Ltd.	479,675	13,615
	ANZ Group Holdings Ltd.	816,494	13,392
	Goodman Group	918,102	12,583
			39,590
Austria (0.8%)
[1]	BAWAG Group AG	211,517	9,668
Brazil (2.5%)
	BB Seguridade Participacoes SA	1,910,700	11,863
	Telefonica Brasil SA	1,176,100	10,103
*	MercadoLibre Inc.	7,629	9,673
			31,639
Canada (6.2%)
	Cenovus Energy Inc.	811,347	16,893
[2]	Nutrien Ltd.	237,349	14,658
	Barrick Gold Corp.	908,744	13,201
	Intact Financial Corp.	89,741	13,083
*	Shopify Inc. Class A	236,917	12,932
	Enerplus Corp.	411,417	7,239
			78,006
China (8.4%)
	Tencent Holdings Ltd.	649,400	25,174
	BYD Co. Ltd. Class H	475,000	14,635
	KE Holdings Inc. Class A	2,457,700	12,840
*	Trip.com Group Ltd.	334,700	11,797
[1]	WuXi AppTec Co. Ltd. Class H	908,500	10,834
	PICC Property & Casualty Co. Ltd. Class H	8,414,000	10,774
	Tsingtao Brewery Co. Ltd. Class A	788,554	9,464
	ANTA Sports Products Ltd.	831,600	9,305
			104,823
Denmark (3.0%)
	Novo Nordisk A/S Class B	243,445	22,166
*	Genmab A/S	43,255	15,314
			37,480
	Shares	Market Value• ($000)
Finland (0.9%)
Nokia OYJ	2,882,731	10,839
France (2.7%)
Engie SA	1,400,713	21,482
AXA SA	421,604	12,508
		33,990
Germany (6.7%)
Siemens AG (Registered)	128,760	18,401
Commerzbank AG	1,536,754	17,441
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	38,954	15,171
adidas AG	77,586	13,609
RWE AG	365,645	13,573
Wacker Chemie AG	43,416	6,200
		84,395
Hong Kong (2.0%)
AIA Group Ltd.	1,756,600	14,206
CK Asset Holdings Ltd.	1,989,000	10,447
		24,653
India (6.1%)
Larsen & Toubro Ltd.	462,534	16,805
Axis Bank Ltd.	1,294,924	16,119
ICICI Bank Ltd.	1,154,188	13,223
Bajaj Auto Ltd.	178,598	10,863
Mahindra & Mahindra Ltd.	571,844	10,679
DLF Ltd.	1,359,916	8,673
		76,362
Indonesia (1.0%)
Bank Negara Indonesia Persero Tbk. PT	18,762,240	12,515
Ireland (1.2%)
AIB Group plc	3,482,490	15,609
Italy (0.8%)
FinecoBank Banca Fineco SpA	777,644	9,390
9

International Core Stock Fund
		Shares	Market Value• ($000)
Japan (14.3%)
	Mitsubishi UFJ Financial Group Inc.	2,506,210	21,238
	Sony Group Corp.	209,700	17,148
	Panasonic Holdings Corp.	1,487,200	16,787
	ITOCHU Corp.	460,900	16,645
	Tokyo Electron Ltd.	116,500	15,913
	KDDI Corp.	490,500	15,014
	Recruit Holdings Co. Ltd.	449,600	13,756
	Mitsui Fudosan Co. Ltd.	553,500	12,190
	Fujitsu Ltd.	97,700	11,491
	Otsuka Holdings Co. Ltd.	304,300	10,804
	Yamaha Motor Co. Ltd.	405,200	10,652
	Bandai Namco Holdings Inc.	458,100	9,318
	Isuzu Motors Ltd.	683,600	8,594
			179,550
Mexico (1.2%)
	Wal-Mart de Mexico SAB de CV	3,976,900	14,970
Netherlands (5.5%)
	ASML Holding NV	35,468	20,882
*	AerCap Holdings NV	263,130	16,490
	Coca-Cola Europacific Partners plc	259,180	16,194
	Koninklijke Ahold Delhaize NV	508,106	15,314
			68,880
Norway (1.2%)
	Equinor ASA	469,203	15,377
Other (0.7%)
[3]	Vanguard FTSE Developed Markets ETF	211,857	9,262
Philippines (0.9%)
	BDO Unibank Inc.	4,695,470	11,752
Russia (0.0%)
*,4	Magnit PJSC	31,141	—
Saudi Arabia (0.9%)
	Saudi Awwal Bank	1,182,990	10,886
Singapore (1.4%)
	DBS Group Holdings Ltd.	717,100	17,612
South Korea (3.2%)
	Samsung Electronics Co. Ltd.	606,020	30,637
	SK Telecom Co. Ltd.	249,169	9,599
			40,236
Spain (2.1%)
	Industria de Diseno Textil SA	450,400	16,760
	Repsol SA	609,732	10,030
			26,790
		Shares	Market Value• ($000)
Sweden (2.6%)
	Volvo AB Class B	929,937	19,154
*	Spotify Technology SA	86,179	13,327
			32,481
Switzerland (3.1%)
	Novartis AG (Registered)	285,985	29,207
	Cie Financiere Richemont SA (Registered) Class A	76,507	9,318
			38,525
Taiwan (3.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,017,000	32,890
	Realtek Semiconductor Corp.	561,000	6,888
			39,778
Thailand (0.7%)
	Bangkok Dusit Medical Services PCL (Foreign)	11,527,100	8,442
United Kingdom (12.4%)
	Shell plc	881,892	27,951
	AstraZeneca plc	181,041	24,420
	BAE Systems plc	1,420,806	17,265
	Glencore plc	2,833,549	16,136
*	Rolls-Royce Holdings plc	4,835,638	12,956
*	International Consolidated Airlines Group SA	7,004,134	12,576
	Haleon plc	2,954,251	12,246
	Standard Chartered plc	1,314,365	12,089
	Anglo American plc	392,440	10,776
	WPP plc	1,047,994	9,337
			155,752
Total Common Stocks (Cost $1,215,260)			1,239,252

10

International Core Stock Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[5,6] Vanguard Market Liquidity Fund, 5.391% (Cost $27,229)	272,322	27,230
Total Investments (101.1%) (Cost $1,242,489)		1,266,482
Other Assets and Liabilities—Net (-1.1%)		(13,310)
Net Assets (100%)		1,253,172
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $20,502,000, representing 1.6% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,506,000.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Security value determined using significant unobservable inputs.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $15,738,000 was received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.
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International Core Stock Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,206,114)	1,229,990
Affiliated Issuers (Cost $36,375)	36,492
Total Investments in Securities	1,266,482
Investment in Vanguard	43
Cash	471
Foreign Currency, at Value (Cost $170)	170
Receivables for Investment Securities Sold	2,620
Receivables for Accrued Income	4,037
Receivables for Capital Shares Issued	1,327
Total Assets	1,275,150
Liabilities
Payables for Investment Securities Purchased	2,926
Collateral for Securities on Loan	15,738
Payables for Capital Shares Redeemed	651
Payables to Investment Advisor	663
Payables to Vanguard	105
Deferred Foreign Capital Gains Taxes	1,895
Total Liabilities	21,978
Net Assets	1,253,172
1 Includes $14,506,000 of securities on loan.
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International Core Stock Fund
Statement of Assets and Liabilities (continued)
At September 30, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	1,259,422
Total Distributable Earnings (Loss)	(6,250)
Net Assets	1,253,172

Investor Shares—Net Assets
Applicable to 7,311,075 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	82,042
Net Asset Value Per Share—Investor Shares	$11.22

Admiral Shares—Net Assets
Applicable to 52,137,514 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,171,130
Net Asset Value Per Share—Admiral Shares	$22.46
See accompanying Notes, which are an integral part of the Financial Statements.
13

International Core Stock Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	32,935
Dividends—Affiliated Issuers	695
Interest—Affiliated Issuers	579
Securities Lending—Net	12
Total Income	34,221
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,891
Performance Adjustment	310
The Vanguard Group—Note C
Management and Administrative—Investor Shares	180
Management and Administrative—Admiral Shares	1,392
Marketing and Distribution—Investor Shares	6
Marketing and Distribution—Admiral Shares	55
Custodian Fees	106
Auditing Fees	41
Shareholders’ Reports—Investor Shares	10
Shareholders’ Reports—Admiral Shares	28
Trustees’ Fees and Expenses	1
Other Expenses	46
Total Expenses	4,066
Net Investment Income	30,155
Realized Net Gain (Loss)
Capital Gain Distributions Received—Affiliated Issuers	—
Investment Securities Sold—Unaffiliated Issuers[2]	(24,681)
Investment Securities Sold—Affiliated Issuers	1,044
Foreign Currencies	(371)
Realized Net Gain (Loss)	(24,008)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	127,623
Investment Securities—Affiliated Issuers	3,005
Foreign Currencies	(12)
Change in Unrealized Appreciation (Depreciation)	130,616
Net Increase (Decrease) in Net Assets Resulting from Operations	136,763
1	Dividends are net of foreign withholding taxes of $3,228,000.
2	Realized Gain (Loss) is net of foreign capital gains taxes of $244,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $1,705,000.
See accompanying Notes, which are an integral part of the Financial Statements.
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International Core Stock Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,155	18,178
Realized Net Gain (Loss)	(24,008)	(28,253)
Change in Unrealized Appreciation (Depreciation)	130,616	(142,159)
Net Increase (Decrease) in Net Assets Resulting from Operations	136,763	(152,234)
Distributions
Investor Shares	(1,381)	(3,031)
Admiral Shares	(16,186)	(20,529)
Total Distributions	(17,567)	(23,560)
Capital Share Transactions
Investor Shares	11,992	8,218
Admiral Shares	437,537	315,299
Net Increase (Decrease) from Capital Share Transactions	449,529	323,517
Total Increase (Decrease)	568,725	147,723
Net Assets
Beginning of Period	684,447	536,724
End of Period	1,253,172	684,447
See accompanying Notes, which are an integral part of the Financial Statements.
15

International Core Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,			October 1, 2019[1] to September 30, 2020
	2023	2022	2021
Net Asset Value, Beginning of Period	$9.58	$12.50	$9.91	$10.00
Investment Operations
Net Investment Income[2]	.305	.329	.307	.190
Net Realized and Unrealized Gain (Loss) on Investments	1.550	(2.723)	2.490	(.269)
Total from Investment Operations	1.855	(2.394)	2.797	(.079)
Distributions
Dividends from Net Investment Income	(.215)	(.336)	(.207)	(.011)
Distributions from Realized Capital Gains	—	(.190)	—	—
Total Distributions	(.215)	(.526)	(.207)	(.011)
Net Asset Value, End of Period	$11.22	$9.58	$12.50	$9.91
Total Return[3]	19.47%	-20.00%	28.44%	-0.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$82	$60	$70	$39
Ratio of Total Expenses to Average Net Assets[4]	0.48%	0.48%[5]	0.45%	0.46%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.72%	2.84%	2.53%	2.04%[6]
Portfolio Turnover Rate	76%	63%	89%	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $10.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, and 0.00%. Performance-based investment advisory fees did not apply before fiscal year 2021.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.48% and 0.45%, respectively.
6	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
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International Core Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,			October 1, 2019[1] to September 30, 2020
	2023	2022	2021
Net Asset Value, Beginning of Period	$19.17	$25.02	$19.85	$20.00
Investment Operations
Net Investment Income[2]	.647	.671	.684	.401
Net Realized and Unrealized Gain (Loss) on Investments	3.096	(5.446)	4.921	(.527)
Total from Investment Operations	3.743	(4.775)	5.605	(.126)
Distributions
Dividends from Net Investment Income	(.453)	(.695)	(.435)	(.024)
Distributions from Realized Capital Gains	—	(.380)	—	—
Total Distributions	(.453)	(1.075)	(.435)	(.024)
Net Asset Value, End of Period	$22.46	$19.17	$25.02	$19.85
Total Return[3]	19.65%	-19.95%	28.47%	-0.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,171	$625	$466	$149
Ratio of Total Expenses to Average Net Assets[4]	0.38%	0.38%[5]	0.35%	0.36%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.88%	2.93%	2.78%	2.15%[6]
Portfolio Turnover Rate	76%	63%	89%	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, and 0.00%. Performance-based investment advisory fees did not apply before fiscal year 2021.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.38% and 0.35%, respectively.
6	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
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International Core Stock Fund
Notes to Financial Statements
Vanguard International Core Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and
18

International Core Stock Fund
settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
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International Core Stock Fund
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI All Country World Index ex USA for the preceding three years. For the year ended September 30, 2023, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a net increase of $310,000 (0.03%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $43,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
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International Core Stock Fund
The following table summarizes the market value of the fund’s investments as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	124,615	—	—	124,615
Common Stocks—Other	55,274	1,059,363	—	1,114,637
Temporary Cash Investments	27,230	—	—	27,230
Total	207,119	1,059,363	—	1,266,482
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	27,262
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	16,269
Capital Loss Carryforwards	(49,907)
Qualified Late-Year Losses	—
Other Temporary Differences	126
Total	(6,250)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	17,567	15,224
Long-Term Capital Gains	—	8,336
Total	17,567	23,560
*	Includes short-term capital gains, if any.
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International Core Stock Fund
As of September 30, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,248,287
Gross Unrealized Appreciation	98,293
Gross Unrealized Depreciation	(80,098)
Net Unrealized Appreciation (Depreciation)	18,195
F.  During the year ended September 30, 2023, the fund purchased $1,241,608,000 of investment securities and sold $784,380,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2023, such purchases were $0 and sales were $1,246,000, resulting in net realized loss of $22,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital share transactions for each class of shares were:
	Year Ended September 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	38,395	3,429	41,467	3,472
Issued in Lieu of Cash Distributions	1,167	109	2,587	216
Redeemed	(27,570)	(2,457)	(35,836)	(3,086)
Net Increase (Decrease)—Investor Shares	11,992	1,081	8,218	602
Admiral Shares
Issued	568,178	25,386	460,904	20,399
Issued in Lieu of Cash Distributions	13,521	633	17,527	730
Redeemed	(144,162)	(6,474)	(163,132)	(7,175)
Net Increase (Decrease)—Admiral Shares	437,537	19,545	315,299	13,954
22

International Core Stock Fund
H.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard FTSE Developed Markets ETF	23,501	172,230	190,522	1,049	3,004	695	—	9,262
Vanguard Market Liquidity Fund	8,783	NA1	NA1	(5)	1	579	—	27,230
Total	32,284	172,230	190,522	1,044	3,005	1,274	—	36,492
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard International Core Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Core Stock Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the three years ended September 30, 2023 and for the period October 1, 2019 (commencement of subscription period) through September 30, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the three years ended September 30, 2023 and for the period October 1, 2019 (commencement of subscription period) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Tax information (unaudited)
The fund hereby designates $14,535,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $148,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $36,146,000 and foreign taxes paid of $2,484,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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All rights reserved.
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Q24040 112023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2023: $170,000
Fiscal Year Ended September 30, 2022: $160,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2023: $9,326,156
Fiscal Year Ended September 30, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2023: $3,295,934
Fiscal Year Ended September 30, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2023: $1,678,928
Fiscal Year Ended September 30, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2023: $25,000
Fiscal Year Ended September 30, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2023: $1,703,928
Fiscal Year Ended September 30, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

VANGUARD HORIZON FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.